LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$2,297,417,000 (Approximate) STRUCTURED ASSET INVESTMENT LOAN TRUST, SERIES 2005-6 SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	478,380,000	1 M LIBOR	2.14	1-77	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
A2(4)	53,153,000	1 M LIBOR	2.14	1-77	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
A3(5)	531,683,000	1 M LIBOR	2.14	1-77	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
A4(6)	99,022,000	1 M LIBOR	0.88	1-23	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
A5(6)	46,000,000	1 M LIBOR	3.00	23-60	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
A6(6)	23,716,000	1 M LIBOR	6.10	60-77	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
A7(7)	419,977,000	1 M LIBOR	0.86	1-23	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
A8(7)	203,126,000	1 M LIBOR	3.00	23-61	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
A9(7)	92,554,000	1 M LIBOR	6.13	61-77	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
M1	69,269,000	1 M LIBOR	4.57	42-77	12.65%	TBD	7/25/2035	AA+/Aa1/AA+
M2	64,651,000	1 M LIBOR	4.49	41-77	9.85%	TBD	7/25/2035	AA/Aa2/AA
M3	39,252,000	1 M LIBOR	4.45	40-77	8.15%	TBD	7/25/2035	AA-/Aa3/AA-
M4	34,634,000	1 M LIBOR	4.42	39-77	6.65%	TBD	7/25/2035	A+/A1/A+
M5	34,634,000	1 M LIBOR	4.40	38-77	5.15%	TBD	7/25/2035	A/A2/A
M6	26,553,000	1 M LIBOR	4.38	38-77	4.00%	TBD	7/25/2035	A-/A3/A-
M7	34,635,000	1 M LIBOR	4.37	37-77	2.50%	TBD	7/25/2035	BBB/Baa2/BBB
M8	23,090,000	1 M LIBOR	4.19	37-76	1.50%	TBD	7/25/2035	BBB-/Baa3/BBB-
M9-A	5,772,000	1 M LIBOR	3.78	37-60	1.00%	TBD	7/25/2035	BBB-/NR/BBB-
M9-F	5,772,000	[6.00]%	3.78	37-60	1.00%	N/A	7/25/2035	BBB-/NR/BBB-
M10-A	5,772,000	1 M LIBOR	3.19	37-46	0.50%	TBD	7/25/2035	BBB-/NR/BB+
M10-F	5,772,000	[6.00]%	3.19	37-46	0.50%	N/A	7/25/2035	BBB-/NR/BB+

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	478,380,000	1 M LIBOR	2.34	1-170	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
A2(4)	53,153,000	1 M LIBOR	2.34	1-170	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
A3(5)	531,683,000	1 M LIBOR	2.33	1-169	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
A4(6)	99,022,000	1 M LIBOR	0.88	1-23	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
A5(6)	46,000,000	1 M LIBOR	3.00	23-60	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
A6(6)	23,716,000	1 M LIBOR	7.69	60-172	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
A7(7)	419,977,000	1 M LIBOR	0.86	1-23	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
A8(7)	203,126,000	1 M LIBOR	3.00	23-61	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
A9(7)	92,554,000	1 M LIBOR	7.65	61-172	15.65%	TBD	7/25/2035	AAA/Aaa/AAA
M1	69,269,000	1 M LIBOR	5.00	42-135	12.65%	TBD	7/25/2035	AA+/Aa1/AA+
M2	64,651,000	1 M LIBOR	4.90	41-129	9.85%	TBD	7/25/2035	AA/Aa2/AA
M3	39,252,000	1 M LIBOR	4.83	40-121	8.15%	TBD	7/25/2035	AA-/Aa3/AA-
M4	34,634,000	1 M LIBOR	4.77	39-115	6.65%	TBD	7/25/2035	A+/A1/A+
M5	34,634,000	1 M LIBOR	4.70	38-108	5.15%	TBD	7/25/2035	A/A2/A
M6	26,553,000	1 M LIBOR	4.61	38-100	4.00%	TBD	7/25/2035	A-/A3/A-
M7	34,635,000	1 M LIBOR	4.48	37-92	2.50%	TBD	7/25/2035	BBB/Baa2/BBB
M8	23,090,000	1 M LIBOR	4.19	37-76	1.50%	TBD	7/25/2035	BBB-/Baa3/BBB-
M9-A	5,772,000	1 M LIBOR	3.78	37-60	1.00%	TBD	7/25/2035	BBB-/NR/BBB-
M9-F	5,772,000	[6.00]%	3.78	37-60	1.00%	N/A	7/25/2035	BBB-/NR/BBB-
M10-A	5,772,000	1 M LIBOR	3.19	37-46	0.50%	TBD	7/25/2035	BBB-/NR/BB+
M10-F	5,772,000	[6.00]%	3.19	37-46	0.50%	N/A	7/25/2035	BBB-/NR/BB+

(1)

Subject to a permitted variance of +5% in the aggregate.

(2)

The Certificates will be priced assuming a prepayment speed equal to 30% CPR.  Assumes a closing date of 5/30/05, dated date of 5/25/05 and first payment date of 6/25/05.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1 and A2 Certificates are the Senior Certificates of Group 1.

(5)

The Class A3 Certificates are the Senior Certificates of Group 2.

(6)

The Class A4, A5 and A6 Certificates are the Senior Certificates of Group 3.

(7)

The Class A7, A8 and A9 Certificates are the Senior Certificates of Group 4.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1, Group 2, Group 3 and Group 4 in proportion to the aggregate collateral balance of each group and then from the unrelated groups, to the extent unpaid.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

Concurrently, to the Senior Certificates:

A)

All principal from Group 1 will be paid to the Class A1 and A2 Certificates:

a.

If a Sequential Trigger Event (as defined herein) is not in effect, all principal from Group 1 will be paid to the Class A1 and Class A2 Certificates, pro rata in proportion to their outstanding balance, until they have been reduced to zero; or

b.

If a Sequential Trigger Event is in effect, all principal from Group 1 will be paid to the Class A1 and Class A2 Certificates, sequentially and in that order, until they have been reduced to zero;

B)

All principal from Group 2 will be paid to the Class A3 Certificates, until they have been reduced to zero;

C)

All principal from Group 3 will be paid to the Class A4, Class A5 and Class A6 Certificates, sequentially and in that order, until they have been reduced to zero; and

D)

All principal from Group 4 will be paid to the Class A7, Class A8 and Class A9 Certificates, sequentially and in that order, until they have been reduced to zero;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates related to each Group, to be paid as described above, until all the Senior Certificates have been reduced to zero;

3)

To the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates, sequentially and in that order, until reduced to zero;

4)

To the Class M9-A and M9-F Certificates, concurrently and in proportion to their outstanding principal balance, until reduced to zero; and

5)

To the Class M10-A and M10-F Certificates, concurrently and in proportion to their outstanding principal balance, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the related Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates related to each Group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate;

3)

To the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage;

4)

To the Class M9-A and M9-F Certificates, concurrently and in proportion to their outstanding principal balance, until the aggregate Credit Enhancement behind the Class M9-A and M9-F Certificates is equal to two times the related initial enhancement percentage in the aggregate; and

5)

To the Class M10-A and M10-F Certificates, concurrently and in proportion to their outstanding principal balance, until the aggregate Credit Enhancement behind the Class M10-A and M10-F Certificates is equal to two times the related initial enhancement percentage in the aggregate.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 31.30%, or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, A5, A6, A7, A8, A9, M1, M2, M3, M4, M5, M6, M7, M8, M9-A and M10-A Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) their Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The Interest Rates for the Class M9-F and M10-F Certificates (the “Fixed Rate Certificates”) will be equal to the lesser of (i) the stated fixed rate and (ii) the Subordinate Net Funds Cap.  Interest for the Fixed Rate Certificates will be calculated on a 30/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on June 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.  The

“Accrual Period” for the Fixed Rate Certificates for each Distribution Date will be the calendar month preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from any of Group 1, Group 2, Group 3 and Group 4 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, in an amount proportionate to the aggregate collateral balance of the unrelated Groups, to the extent not paid above;

(4)

On each Distribution Date beginning with July 2015, to the Final Maturity Reserve Fund,  the Final Maturity Reserve Fund Amount;

(5)

To pay Current Interest and Carryforward Interest to the Class A1 and Class A2 Certificates from Group 1 Interest on a pro rata basis;

(6)

To pay Current Interest and Carryforward Interest to the Class A3 Certificates from Group 2 Interest;

(7)

To pay Current Interest and Carryforward Interest to the Class A4, Class A5 and Class A6 Certificates from Group 3 Interest on a pro rata basis;

(8)

To pay Current Interest and Carryforward Interest to the Class A7, Class A8 and Class A9 Certificates from Group 4 Interest on a pro rata basis;

(9)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis, to the extent not paid above;

(10)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates, sequentially and in that order;

(11)

To pay Current Interest and Carryforward Interest to the Class M9-A and M9-F Certificates on a pro rata basis;

(12)

To pay Current Interest and Carryforward Interest to the Class M10-A and M10-F Certificates on a pro rata basis;

(13)

To pay the Credit Risk Manager Fee;

(14)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the trust agreement;

(15)

Any interest remaining after the application of (1) through (14) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(16)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4, A5, A6, A7, A8 and A9 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(17)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(18)

To pay to the Class M9-A and M9-F Certificates, concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(19)

To pay to the Class M10-A and M10-F Certificates, concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(20)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates any Deferred Amounts;

(21)

To pay to the Class M9-A and M9-F Certificates, concurrently in proportion to their respective Deferred Amounts, any Deferred Amounts;

(22)

To pay to the Class M10-A and M10-F Certificates, concurrently in proportion to their respective Deferred Amounts, any Deferred Amounts; and

(23)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period. The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  Payments on both legs of the swap are calculated on an actual/360 basis.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Notional Balance ($)	Rate of Payment by Trust (%)	Month	Notional Balance ($)	Rate of Payment by Trust (%)
1	0	0.00	31	386,199,000	4.14
2	2,227,113,000	3.53	32	362,435,000	4.15
3	2,158,949,000	3.61	33	341,586,000	4.16
4	2,092,860,000	3.70	34	323,178,000	4.17
5	2,028,783,000	3.78	35	305,749,000	4.17
6	1,966,658,000	3.85	36	289,249,000	4.18
7	1,906,424,000	3.85	37	273,626,000	4.19
8	1,848,024,000	3.85	38	258,834,000	4.20
9	1,791,403,000	3.88	39	244,829,000	4.20
10	1,736,505,000	3.89	40	231,567,000	4.21
11	1,683,279,000	3.91	41	219,009,000	4.21
12	1,631,674,000	3.93	42	207,118,000	4.22
13	1,570,095,000	3.94	43	195,857,000	4.23
14	1,508,892,000	3.95	44	185,195,000	4.23
15	1,448,181,000	3.96	45	175,097,000	4.24
16	1,388,076,000	3.98	46	165,536,000	4.25
17	1,328,685,000	3.99	47	156,481,000	4.25
18	1,270,110,000	4.09	48	147,906,000	4.26
19	1,212,448,000	4.12	49	139,786,000	4.27
20	1,155,793,000	4.13	50	132,096,000	4.27
21	1,100,229,000	4.15	51	124,814,000	4.28
22	1,045,837,000	4.16	52	117,917,000	4.28
23	992,691,000	4.17	53	111,386,000	4.29
24	940,856,000	4.11	54	105,201,000	4.30
25	696,672,000	4.09	55	99,343,000	4.30
26	610,286,000	4.10	56	93,795,000	4.31
27	543,957,000	4.11	57	88,541,000	4.32
28	491,541,000	4.12	58	83,565,000	4.33
29	449,291,000	4.13	59	78,852,000	4.34
30	414,744,000	4.13	60	74,392,000	4.35

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis, to the extent unpaid;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates, sequentially and in that order, to the extent unpaid;

(5)

To pay Current Interest and Carryforward Interest to the Class M9-A and M9-F Certificates on a pro rata basis, to the extent unpaid;

(6)

To pay Current Interest and Carryforward Interest to the Class M10-A and M10-F Certificates on a pro rata basis, to the extent unpaid;

(7)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target*;

(8)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4, A5, A6, A7, A8 and A9 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(9)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(10)

To pay to the Class M9-A and M9-F Certificates, concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(11)

To pay to the Class M10-A and M10-F Certificates, concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(12)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates any Deferred Amounts, to the extent not yet paid*;

(13)

To pay to the Class M9-A and M9-F Certificates, concurrently in proportion to their respective Deferred Amounts, any Deferred Amounts, to the extent not yet paid*;

(14)

To pay to the Class M10-A and M10-F Certificates, concurrently in proportion to their respective Deferred Amounts, any Deferred Amounts, to the extent not yet paid*;

(15)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(16)

All remaining amounts to the holder of the Class X Certificates.

* Amounts paid under steps (7), (12), (13) and (14) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates and Fixed Rate Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates and Fixed Rate Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be the annual rate equal to the excess, if any, of (x) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty, and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period over (y) the Final Maturity Reserve Fund Rate.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for the four groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any three Groups have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group and further provided that with respect to the Class M9-F and M10-F Certificates, clause (b) for each Group will be equal to 1.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related Collection Period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Final Maturity Reserve Fund

On each Distribution Date beginning with July 2015, an amount (the “Final Maturity Reserve Fund Amount”) equal to the product of (x) the Final Maturity Reserve Fund Rate, (y) the outstanding pool balance on such Distribution Date and (z) a fraction, the numerator of which is the actual number of days in the related Accrual Period and the denominator of which is 360 will be deposited into the Final Maturity Reserve Fund.  On the Distribution Date in July 2035, amounts on deposit in the Final Maturity Reserve Fund will be distributed as principal.

Origination and Servicing

The majority of the Mortgage Loans were originated by BNC Mortgage (62.36%), Option One (20.74%) and Aurora (8.19%) and as of the Closing Date are serviced by Option One (83.05%), Aurora (9.56%), Wells Fargo (4.00%), JPMorgan Chase (2.84%), and Ocwen (0.55%).  Approximately 0.52% and 74.51% of the Mortgage Loans serviced by Option One are expected to transfer to another servicer on or about July 1, 2005 and August 1, 2005, respectively.

Mortgage Insurance

Approximately 83.49% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC, RMIC, PMI and certain other providers.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the Trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of MurrayHill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class M10-A and M10-F Certificates pro rata in proportion to their respective Class Principal Amounts, the Class M9-A and M9-F Certificates pro rata in proportion to their respective Class Principal Amounts and the remaining Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4, A5, A6, A7, A8 and A9 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4, A5, A6, A7, A8 and A9 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9-A and M10-A Certificates will increase to 1.5 times their initial margins and the stated rate on the Class M9-F and M10-F Certificates will be equal to [6.50]%.

Credit Enhancement

Subordination

Classes A1, A2, A3, A4, A5, A6, A7, A8 and A9 will have limited protection by means of the subordination of the Class M Certificates.  Classes A1, A2, A3, A4, A5, A6, A7, A8 and A9 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class M Certificates will be reduced by the Applied Loss Amount in the following order: the Class M10-A and M10-F Certificates pro rata in proportion to their respective Class Principal Amounts, until reduced to zero, the Class M9-A and M9-F Certificates pro rata in proportion to their respective Class Principal Amounts, until reduced to zero and the remaining Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 47.00% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

July 2008 to June 2009

2.45% for the first month, plus an additional 1/12th of

1.05% for each month thereafter

July 2009 to June 2010

3.50% for the first month, plus an additional 1/12th of

0.75% for each month thereafter

July 2010 to June 2011

4.25% for the first month, plus an additional 1/12th of

0.25% for each month thereafter

July 2011 and thereafter

4.50%

A “Sequential Trigger Event” is in effect on any Distribution Date if (a) before the 37th Distribution Date, the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance exceeds 2.45%, or (b) on or after the 37th Distribution Date, a Trigger Event is in effect.

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	Eliza Chu	(212) 438-7317
Moody’s	Mike Labuskes	(212) 553-2935
Fitch	Lori Samuels	(212) 908-0264

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-6
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services
Credit Risk Manager:	The MurrayHill Company
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in July 2005.
Statistical Calculation Date:	Approximately 61.88% of the Mortgage Loans are as of May 16, 2005. Approximately 38.12% of the Mortgage Loans are as of May 1, 2005.
Cut-Off Date:	June 1, 2005
Pricing Date:	June [•], 2005
Closing Date:	June 30, 2005
Settlement Date:	June 30, 2005
Delay Days:	0 day delay – LIBOR Certificates 24 day delay – Fixed Rate Certificates
Dated Date:	June 25, 2005
Day Count:	Actual/360 – LIBOR Certificates 30/360 – Fixed Rate Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Final Maturity Reserve Fund Rate:	Prior to the Distribution Date in July 2015, 0.00%. On each Distribution Date beginning with July 2015, 0.05% per annum.

Summary of Terms (continued)
Servicing Fee:

The servicing fee for approximately 79.26% of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.  Approximately 20.74% of the Mortgage Loans have a servicing fee equal to 0.30% annually for the first 10 Distribution Dates, 0.40% for Distribution Dates 11 through 30, and 0.65% thereafter.

Clearing/Registration:	Book-entry through DTC and Euroclear.
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.44	2.69	2.14	1.73	1.38
Window (mos)	1-120	1-95	1-77	1-65	1-55
Expected Final Mat.	5/25/2015	4/25/2013	10/25/2011	10/25/2010	12/25/2009

Class A2
Avg. Life (yrs)	3.44	2.69	2.14	1.73	1.38
Window (mos)	1-120	1-95	1-77	1-65	1-55
Expected Final Mat.	5/25/2015	4/25/2013	10/25/2011	10/25/2010	12/25/2009

Class A3
Avg. Life (yrs)	3.44	2.69	2.14	1.73	1.38
Window (mos)	1-120	1-95	1-77	1-65	1-55
Expected Final Mat.	5/25/2015	4/25/2013	10/25/2011	10/25/2010	12/25/2009

Class A4
Avg. Life (yrs)	1.39	1.08	0.88	0.73	0.62
Window (mos)	1-37	1-29	1-23	1-20	1-17
Expected Final Mat.	6/25/2008	10/25/2007	4/25/2007	1/25/2007	10/25/2006

Class A5
Avg. Life (yrs)	5.09	3.91	3.00	2.25	1.90
Window (mos)	37-94	29-74	23-60	20-36	17-31
Expected Final Mat.	3/25/2013	7/25/2011	5/25/2010	5/25/2008	12/25/2007

Class A6
Avg. Life (yrs)	9.54	7.52	6.10	5.12	3.68
Window (mos)	94-120	74-95	60-77	36-65	31-55
Expected Final Mat.	5/25/2015	4/25/2013	10/25/2011	10/25/2010	12/25/2009

Class A7
Avg. Life (yrs)	1.35	1.06	0.86	0.72	0.61
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	5/25/2008	9/25/2007	4/25/2007	12/25/2006	9/25/2006

Class A8
Avg. Life (yrs)	5.02	3.88	3.00	2.27	1.90
Window (mos)	36-96	28-75	23-61	19-51	16-31
Expected Final Mat.	5/25/2013	8/25/2011	6/25/2010	8/25/2009	12/25/2007

Assumes a closing date of 5/30/05, dated date of 5/25/05 and first payment date of 6/25/05.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A9
Avg. Life (yrs)	9.57	7.56	6.13	5.15	3.70
Window (mos)	96-120	75-95	61-77	51-65	31-55
Expected Final Mat.	5/25/2015	4/25/2013	10/25/2011	10/25/2010	12/25/2009

Class M1
Avg. Life (yrs)	6.49	5.23	4.57	4.35	4.48
Window (mos)	37-120	39-95	42-77	46-65	51-55
Expected Final Mat.	5/25/2015	4/25/2013	10/25/2011	10/25/2010	12/25/2009

Class M2
Avg. Life (yrs)	6.49	5.21	4.49	4.17	4.13
Window (mos)	37-120	39-95	41-77	43-65	46-55
Expected Final Mat.	5/25/2015	4/25/2013	10/25/2011	10/25/2010	12/25/2009

Class M3
Avg. Life (yrs)	6.49	5.19	4.45	4.07	3.92
Window (mos)	37-120	38-95	40-77	42-65	44-55
Expected Final Mat.	5/25/2015	4/25/2013	10/25/2011	10/25/2010	12/25/2009

Class M4
Avg. Life (yrs)	6.49	5.19	4.42	4.01	3.80
Window (mos)	37-120	38-95	39-77	40-65	42-55
Expected Final Mat.	5/25/2015	4/25/2013	10/25/2011	10/25/2010	12/25/2009

Class M5
Avg. Life (yrs)	6.49	5.19	4.40	3.96	3.72
Window (mos)	37-120	37-95	38-77	39-65	40-55
Expected Final Mat.	5/25/2015	4/25/2013	10/25/2011	10/25/2010	12/25/2009

Class M6
Avg. Life (yrs)	6.49	5.17	4.38	3.92	3.65
Window (mos)	37-120	37-95	38-77	39-65	39-55
Expected Final Mat.	5/25/2015	4/25/2013	10/25/2011	10/25/2010	12/25/2009

Class M7
Avg. Life (yrs)	6.49	5.17	4.37	3.89	3.59
Window (mos)	37-120	37-95	37-77	38-65	38-55
Expected Final Mat.	5/25/2015	4/25/2013	10/25/2011	10/25/2010	12/25/2009

Class M8
Avg. Life (yrs)	6.24	4.97	4.19	3.72	3.43
Window (mos)	37-119	37-94	37-76	37-64	37-54
Expected Final Mat.	4/25/2015	3/25/2013	9/25/2011	9/25/2010	11/25/2009

Assumes a closing date of 5/30/05, dated date of 5/25/05 and first payment date of 6/25/05.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M9-A
Avg. Life (yrs)	5.61	4.47	3.78	3.35	3.12
Window (mos)	37-93	37-73	37-60	37-50	37-42
Expected Final Mat.	2/25/2013	6/25/2011	5/25/2010	7/25/2009	11/25/2008

Class M9-F
Avg. Life (yrs)	5.61	4.47	3.78	3.35	3.12
Window (mos)	37-93	37-73	37-60	37-50	37-42
Expected Final Mat.	2/25/2013	6/25/2011	5/25/2010	7/25/2009	11/25/2008

Class M10-A
Avg. Life (yrs)	4.38	3.56	3.19	3.07	3.07
Window (mos)	37-73	37-57	37-46	37-39	37-37
Expected Final Mat.	6/25/2011	2/25/2010	3/25/2009	8/25/2008	6/25/2008

Class M10-F
Avg. Life (yrs)	4.38	3.56	3.19	3.07	3.07
Window (mos)	37-73	37-57	37-46	37-39	37-37
Expected Final Mat.	6/25/2011	2/25/2010	3/25/2009	8/25/2008	6/25/2008

Assumes a closing date of 5/30/05, dated date of 5/25/05 and first payment date of 6/25/05.

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.72	2.92	2.34	1.88	1.51
Window (mos)	1-251	1-204	1-170	1-142	1-121
Expected Final Mat.	4/25/2026	5/25/2022	7/25/2019	3/25/2017	6/25/2015

Class A2
Avg. Life (yrs)	3.72	2.92	2.34	1.88	1.51
Window (mos)	1-251	1-204	1-170	1-142	1-121
Expected Final Mat.	4/25/2026	5/25/2022	7/25/2019	3/25/2017	6/25/2015

Class A3
Avg. Life (yrs)	3.72	2.92	2.33	1.88	1.51
Window (mos)	1-251	1-205	1-169	1-142	1-121
Expected Final Mat.	4/25/2026	6/25/2022	6/25/2019	3/25/2017	6/25/2015

Class A4
Avg. Life (yrs)	1.39	1.08	0.88	0.73	0.62
Window (mos)	1-37	1-29	1-23	1-20	1-17
Expected Final Mat.	6/25/2008	10/25/2007	4/25/2007	1/25/2007	10/25/2006

Class A5
Avg. Life (yrs)	5.09	3.91	3.00	2.25	1.90
Window (mos)	37-94	29-74	23-60	20-36	17-31
Expected Final Mat.	3/25/2013	7/25/2011	5/25/2010	5/25/2008	12/25/2007

Class A6
Avg. Life (yrs)	11.95	9.44	7.69	6.40	4.77
Window (mos)	94-255	74-207	60-172	36-144	31-122
Expected Final Mat.	8/25/2026	8/25/2022	9/25/2019	5/25/2017	7/25/2015

Class A7
Avg. Life (yrs)	1.35	1.06	0.86	0.72	0.61
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	5/25/2008	9/25/2007	4/25/2007	12/25/2006	9/25/2006

Class A8
Avg. Life (yrs)	5.02	3.88	3.00	2.27	1.90
Window (mos)	36-96	28-75	23-61	19-51	16-31
Expected Final Mat.	5/25/2013	8/25/2011	6/25/2010	8/25/2009	12/25/2007

Assumes a closing date of 5/30/05, dated date of 5/25/05 and first payment date of 6/25/05.

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A9
Avg. Life (yrs)	11.78	9.36	7.65	6.38	4.74
Window (mos)	96-254	75-206	61-172	51-144	31-122
Expected Final Mat.	7/25/2026	7/25/2022	9/25/2019	5/25/2017	7/25/2015

Class M1
Avg. Life (yrs)	7.13	5.74	5.00	4.70	4.84
Window (mos)	37-205	39-165	42-135	46-113	51-96
Expected Final Mat.	6/25/2022	2/25/2019	8/25/2016	10/25/2014	5/25/2013

Class M2
Avg. Life (yrs)	7.09	5.69	4.90	4.50	4.41
Window (mos)	37-195	39-157	41-129	43-107	46-91
Expected Final Mat.	8/25/2021	6/25/2018	2/25/2016	4/25/2014	12/25/2012

Class M3
Avg. Life (yrs)	7.06	5.65	4.83	4.38	4.18
Window (mos)	37-183	38-147	40-121	42-101	44-85
Expected Final Mat.	8/25/2020	8/25/2017	6/25/2015	10/25/2013	6/25/2012

Class M4
Avg. Life (yrs)	7.01	5.60	4.77	4.28	4.04
Window (mos)	37-176	38-140	39-115	40-96	42-81
Expected Final Mat.	1/25/2020	1/25/2017	12/25/2014	5/25/2013	2/25/2012

Class M5
Avg. Life (yrs)	6.94	5.54	4.70	4.20	3.92
Window (mos)	37-167	37-132	38-108	39-90	40-76
Expected Final Mat.	4/25/2019	5/25/2016	5/25/2014	11/25/2012	9/25/2011

Class M6
Avg. Life (yrs)	6.84	5.45	4.61	4.11	3.81
Window (mos)	37-154	37-122	38-100	39-83	39-71
Expected Final Mat.	3/25/2018	7/25/2015	9/25/2013	4/25/2012	4/25/2011

Class M7
Avg. Life (yrs)	6.65	5.29	4.48	3.97	3.66
Window (mos)	37-142	37-112	37-92	38-76	38-65
Expected Final Mat.	3/25/2017	9/25/2014	1/25/2013	9/25/2011	10/25/2010

Class M8
Avg. Life (yrs)	6.24	4.97	4.19	3.72	3.43
Window (mos)	37-119	37-94	37-76	37-64	37-54
Expected Final Mat.	4/25/2015	3/25/2013	9/25/2011	9/25/2010	11/25/2009

Assumes a closing date of 5/30/05, dated date of 5/25/05 and first payment date of 6/25/05.

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M9-A
Avg. Life (yrs)	5.61	4.47	3.78	3.35	3.12
Window (mos)	37-93	37-73	37-60	37-50	37-42
Expected Final Mat.	2/25/2013	6/25/2011	5/25/2010	7/25/2009	11/25/2008

Class M9-F
Avg. Life (yrs)	5.61	4.47	3.78	3.35	3.12
Window (mos)	37-93	37-73	37-60	37-50	37-42
Expected Final Mat.	2/25/2013	6/25/2011	5/25/2010	7/25/2009	11/25/2008

Class M10-A
Avg. Life (yrs)	4.38	3.56	3.19	3.07	3.07
Window (mos)	37-73	37-57	37-46	37-39	37-37
Expected Final Mat.	6/25/2011	2/25/2010	3/25/2009	8/25/2008	6/25/2008

Class M10-F
Avg. Life (yrs)	4.38	3.56	3.19	3.07	3.07
Window (mos)	37-73	37-57	37-46	37-39	37-37
Expected Final Mat.	6/25/2011	2/25/2010	3/25/2009	8/25/2008	6/25/2008

Assumes a closing date of 5/30/05, dated date of 5/25/05 and first payment date of 6/25/05.

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Group 3 Senior Net Funds Cap (%)	Group 4 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Group 3 Senior Net Funds Cap (%)	Group 4 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	6.30586	6.26341	5.62077	6.22625	6.20566	40	14.87495	15.03066	14.91648	14.86605	14.91779
2	22.88962	22.84569	22.18175	22.80733	22.78606	41	15.24094	15.62945	15.28337	15.23875	15.34990
3	22.06071	22.01813	21.37572	21.98126	21.96055	42	15.29385	15.27545	15.60228	15.33549	15.33077
4	21.96083	21.91804	21.27574	21.88121	21.86054	43	15.67672	15.65781	15.99483	15.71973	15.71482
5	22.59954	22.55525	21.89167	22.51724	22.49588	44	15.05395	15.03574	15.36122	15.09556	15.09076
6	21.78993	21.74700	21.10494	21.71026	21.68959	45	14.93672	14.91861	15.24816	14.98262	14.97545
7	22.50236	22.45793	21.79458	22.42001	22.39865	46	16.41900	16.41258	16.77844	16.47114	16.46733
8	21.76299	21.71993	21.07810	21.68328	21.66261	47	14.72084	14.81578	15.04491	14.76993	14.79269
9	21.72081	21.67768	21.03596	21.64127	21.62048	48	15.78624	15.48148	15.92278	15.69003	15.67932
10	24.02266	23.97467	23.26433	23.93441	23.91143	49	15.17022	14.87535	15.30163	15.07706	15.06668
11	21.65157	21.58494	20.97338	21.57022	21.54473	50	15.57057	15.26593	15.70559	15.47425	15.46349
12	22.33958	22.27066	21.63883	22.25550	22.22916	51	14.96625	14.67151	15.10091	14.87727	14.86453
13	21.48413	21.41737	20.80605	21.40274	21.37725	52	14.87659	14.59407	15.01902	14.78876	14.77928
14	22.04218	21.97312	21.34154	21.95805	21.93171	53	15.27164	14.97977	15.41804	15.18083	15.17101
15	21.16029	21.09340	20.48231	21.07906	21.05344	54	14.87481	14.52842	15.01742	14.76176	14.75076
16	20.96299	20.89589	20.28492	20.88159	20.85602	55	15.27640	14.91854	15.42296	15.15953	15.14812
17	21.44979	21.38038	20.74917	21.36565	21.33922	56	14.69227	14.34602	14.83332	14.57911	14.56804
18	20.45617	20.38893	19.77821	20.37472	20.34915	57	14.60292	14.25674	14.86136	14.49158	14.48939
19	20.87594	20.80640	20.17544	20.79175	20.76533	58	16.07072	15.68753	16.35598	15.97472	15.95496
20	19.95162	19.88425	19.27377	19.87013	19.84456	59	14.42996	14.10085	14.69922	14.34322	14.33100
21	19.67789	19.61046	19.00010	19.60298	19.57323	60	15.03345	14.56869	15.10212	14.82891	14.83696
22	21.83230	22.34488	20.99025	21.79409	21.88524	61	11.65576	11.20602	11.72145	11.45763	11.46545
23	19.42744	20.50020	18.66685	19.41079	19.64828	62	12.04515	11.58039	12.11226	11.84030	11.84835
24	21.29667	21.38319	20.99196	21.26478	21.28217	63	11.65745	11.20764	11.75127	11.45908	11.46936
25	17.64546	17.72915	17.35034	17.61452	17.63137	64	11.65830	11.20845	11.75135	11.46451	11.47178
26	17.26411	17.35056	16.95890	17.23205	17.24949	65	12.04780	11.58897	12.14792	11.84742	11.85696
27	15.99735	16.08098	15.70173	15.96950	15.98433	66	11.66501	11.21597	11.75614	11.47022	11.47811
28	15.55366	15.81400	15.24153	15.53904	15.59232	67	12.05474	11.59069	12.14809	11.85332	11.86144
29	15.62447	16.12082	15.30165	15.61631	15.72901	68	11.66674	11.21762	11.75630	11.47170	11.47952
30	15.26035	15.41019	15.18715	15.28918	15.30551	69	11.66761	11.21845	11.76142	11.47244	11.48064
31	15.45364	15.54868	15.39488	15.47928	15.48392	70	12.91868	12.42135	13.02166	12.70246	12.71150
32	14.74305	14.83500	14.68577	14.76776	14.77227	71	11.66937	11.22598	11.76232	11.47394	11.48373
33	14.56345	14.65539	14.52564	14.59600	14.59723	72	12.06432	11.60105	12.15448	11.86157	11.87025
34	15.54490	15.87123	15.49628	15.59767	15.64916	73	11.67603	11.22766	11.76249	11.47969	11.48806
35	14.39724	14.92257	14.35131	14.45331	14.55727	74	12.06615	11.60279	12.15465	11.86313	11.87173
36	15.81364	15.77876	15.87735	15.78508	15.79914	75	11.67782	11.22936	11.76265	11.48122	11.48949
37	15.16186	15.12817	15.22309	15.13419	15.14780	76	11.67872	11.23022	11.76273	11.48198	11.49021
38	15.52439	15.48965	15.58723	15.49577	15.50983	77	12.06894	11.61150	12.15491	11.86551	11.87563
39	14.89191	14.85835	14.96291	14.86849	14.88029	78	11.68542	11.23780	11.76290	11.48777	11.49617

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.  Assumes a closing date of 5/30/05, dated date of 5/25/05 and first payment date of 6/25/05.

(3)

Assumes no losses.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	2.76%	31	3.48%
2	2.58%	32	3.31%
3	2.37%	33	3.30%
4	2.27%	34	3.64%
5	2.32%	35	3.32%
6	2.08%	36	3.91%
7	2.17%	37	3.73%
8	2.03%	38	3.92%
9	1.99%	39	3.78%
10	2.38%	40	3.79%
11	1.90%	41	3.95%
12	2.01%	42	3.86%
13	1.84%	43	4.02%
14	1.96%	44	3.86%
15	1.79%	45	3.86%
16	1.76%	46	4.34%
17	1.88%	47	3.86%
18	1.70%	48	4.05%
19	1.77%	49	3.89%
20	1.67%	50	4.04%
21	1.65%	51	3.87%
22	2.44%	52	3.88%
23	2.14%	53	4.03%
24	3.46%	54	3.90%
25	3.34%	55	4.06%
26	3.49%	56	3.90%
27	3.32%	57	3.90%
28	3.31%	58	4.39%
29	3.46%	59	3.92%
30	3.39%	60	4.10%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes a constant prepayment rate of 30%.  Assumes a closing date of 5/30/05, dated date of 5/25/05 and first payment date of 6/25/05.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR and six-month LIBOR curves. Other assumptions incorporated include: (1) assumes a constant prepayment rate of 30%, (2) assumes a closing date of 5/30/05, dated date of 5/25/05 and first payment date of 6/25/05, (3) 40% loss severity, (4) 6 month lag from default to loss, (5) principal and interest advanced during the 6 month lag and (6) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	22.40	16.496
M2	17.89	14.137
M3	15.42	12.694
M4	13.38	11.409
M5	11.47	10.120
M6	10.07	9.117
M7	8.23	7.717
M8	7.07	6.781
M9-A	6.38	6.204
M9-F	6.38	6.204
M10-A	5.28	5.250
M10-F	5.28	5.250

SAIL 2005-6 Collateral Summary – Aggregate

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	4,755	$879,120,430.07	38.07%	7.437%	100.00%	612	81.46%	55.60%	36.28%
2/13 ARM (Libor)	7	688,245.27	0.03	7.244	100.00	619	71.92	48.13	14.93
2/18 ARM (Libor)	1	177,908.81	0.01	6.450	100.00	665	80.00	100.00	0.00
3/27 ARM (Libor)	1,257	236,832,099.59	10.26	7.436	100.00	627	82.48	54.39	43.72
5/25 ARM (Libor)	55	11,098,442.35	0.48	6.608	100.00	672	77.27	70.38	31.31
5/10 ARM (Libor)	1	32,800.00	0.00	7.950	100.00	657	44.93	100.00	0.00
15/15 ARM (Libor)	1	89,600.00	0.00	9.150	100.00	569	79.64	0.00	0.00
6 Month Libor ARM	1	96,841.29	0.00	8.500	100.00	689	95.00	100.00	100.00
Balloon	1,551	88,230,628.39	3.82	10.289	0.00	660	99.63	54.37	0.00
Fixed Rate	1,682	285,637,751.61	12.37	7.046	0.00	644	77.05	70.85	32.01
Subtotal (Non-IO):	9,311	$1,502,004,747.38	65.05%	7.524%	75.11%	624	81.81%	58.35%	34.46%

Interest-Only Loans:
2/28 ARM (Libor)	2,151	$601,122,740.23	26.03%	6.680%	100.00%	657	81.83%	49.56%	25.11%
3/27 ARM (Libor)	703	174,388,908.71	7.55	6.642	100.00	660	81.11	51.41	24.35
5/25 ARM (Libor)	50	11,037,227.98	0.48	5.856	100.00	723	78.07	70.39	8.51
6 Month Libor ARM	1	180,290.39	0.01	5.375	100.00	745	90.00	100.00	100.00
Fixed Rate	75	20,229,348.00	0.88	6.534	0.00	668	77.42	65.75	23.96
Subtotal (IO Loans):	2,980	$806,958,515.31	34.95%	6.657%	97.49%	659	81.51%	50.66%	24.70%

Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	39	$8,959,409.68	1.11%	6.620%	100.00%	675	79.92%	42.44%	24.26%
36	11	3,311,318.80	0.41	6.580	100.00	688	82.74	46.62	40.87
60	2,897	785,864,397.78	97.39	6.661	97.90	658	81.60	51.17	24.86
120	33	8,823,389.05	1.09	6.337	57.70	702	75.46	15.57	4.87
Total:	2,980	$806,958,515.31	100.00%	6.657%	97.49%	659	81.51%	50.66%	24.70%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	1,171	$42,579,426.49	1.84%	10.017%	21.49%	641	93.65%	62.90%	9.49%
50,000.01 - 100,000.00	2,344	177,067,289.71	7.67	8.624	58.16	631	85.89	64.28	19.22
100,000.01 - 150,000.00	2,362	294,729,315.67	12.76	7.550	78.68	630	81.68	64.35	28.59
150,000.01 - 200,000.00	1,884	328,941,944.18	14.25	7.169	85.71	629	80.26	59.81	29.97
200,000.01 - 250,000.00	1,325	296,646,263.72	12.85	7.051	86.58	633	79.97	55.13	30.30
250,000.01 - 300,000.00	1,087	297,940,335.14	12.90	6.922	87.85	631	80.46	52.82	32.22
300,000.01 - 350,000.00	681	220,295,308.33	9.54	6.914	88.96	639	81.35	47.08	33.79
350,000.01 - 400,000.00	549	205,414,650.65	8.90	6.813	88.07	646	82.16	48.65	37.21
400,000.01 - 450,000.00	342	145,114,773.62	6.28	6.920	88.26	645	83.03	48.88	38.79
450,000.01 - 500,000.00	233	111,584,374.86	4.83	6.873	86.76	645	82.02	47.68	35.37
500,000.01 - 550,000.00	127	66,881,149.25	2.90	6.864	89.62	656	83.68	48.04	45.70
550,000.01 - 600,000.00	88	50,773,113.12	2.20	6.913	95.48	642	82.22	52.32	36.50
600,000.01 - 650,000.00	37	23,221,992.98	1.01	6.821	86.35	658	80.26	67.36	21.58
650,000.01 >=	61	47,773,324.97	2.07	6.685	83.84	639	76.66	73.50	19.70
Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	10,612	$2,213,926,919.16	95.88%	7.088%	86.49%	635	80.93%	55.69%	32.38%
2nd Lien	1,679	95,036,343.53	4.12	10.313	0.00	661	99.75	55.05	0.00
Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	5,625	$1,159,842,327.87	50.23%	7.140%	79.68%	617	78.92%	59.19%	34.61%
Purchase	6,019	1,030,090,009.37	44.61	7.315	87.04	660	84.95	49.98	26.88
Rate/Term Refinance	631	116,156,076.65	5.03	7.202	78.63	618	80.75	69.93	31.46
Debt Consolidation	16	2,874,848.80	0.12	6.978	98.05	594	84.00	91.89	71.74
Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	10,716	$2,040,719,923.05	88.38%	7.152%	81.86%	632	81.37%	56.80%	28.32%
Investment	1,441	238,141,488.74	10.31	7.812	91.49	669	84.76	48.45	54.35
Second Home	134	30,101,850.90	1.30	7.230	87.60	655	80.15	35.54	31.85
Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,701	$102,528,043.83	4.44%	9.897%	0.70%	656	95.43%	56.16%	2.87%
181 - 240	150	12,283,333.09	0.53	8.569	1.45	655	87.90	69.89	20.90
241 - 360	10,288	2,157,439,889.67	93.44	7.096	88.71	635	81.07	55.07	32.34
361 - 480	152	36,711,996.10	1.59	6.639	0.00	648	78.89	84.26	37.22
Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,701	$102,528,043.83	4.44%	9.897%	0.70%	656	95.43%	56.16%	2.87%
181 - 240	150	12,283,333.09	0.53	8.569	1.45	655	87.90	69.89	20.90
241 - 360	10,288	2,157,439,889.67	93.44	7.096	88.71	635	81.07	55.07	32.34
361 - 480	152	36,711,996.10	1.59	6.639	0.00	648	78.89	84.26	37.22
Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	3,400	$875,816,405.75	37.93%	6.890%	83.76%	642	80.27%	50.40%	27.79%
NY	517	139,488,706.40	6.04	7.227	78.57	633	79.71	39.20	34.11
IL	860	138,866,236.06	6.01	7.679	92.47	631	83.66	59.84	41.37
FL	894	133,605,640.02	5.79	7.599	83.38	627	82.92	51.27	36.28
AZ	574	83,200,339.55	3.60	7.237	85.63	645	83.52	61.55	30.40
HI	273	71,256,807.57	3.09	6.768	45.67	654	80.09	81.87	29.08
MN	477	68,548,966.89	2.97	7.443	87.44	649	85.39	56.98	35.83
NJ	303	67,847,405.24	2.94	7.542	87.96	621	81.19	44.88	43.83
NV	331	67,513,425.93	2.92	7.110	88.91	643	81.95	53.89	32.00
TX	517	57,167,990.91	2.48	7.874	73.83	621	83.30	58.93	23.36
Other	4,145	605,651,338.37	26.23	7.449	83.58	629	82.93	64.12	30.51
Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	665	$114,359,426.49	4.95%	6.783%	65.94%	608	50.48%	54.17%	0.00%
60.01 - 70.00%	839	178,798,310.97	7.74	6.911	77.44	602	66.61	51.39	0.00
70.01 - 80.00%	4,933	1,062,105,156.08	46.00	6.824	88.88	643	79.04	51.27	0.00
80.01 - 85.00%
With MI:	850	190,383,698.09	8.25	7.183	83.14	619	84.45	57.83	100.00
Without MI:	193	28,989,040.88	1.26	7.955	93.14	570	84.59	63.97	0.00
85.01 - 90.00%
With MI:	1,423	316,299,474.08	13.70	7.342	87.31	646	89.70	52.00	100.00
Without MI:	308	55,546,282.26	2.41	7.820	97.29	602	89.64	62.06	0.00
90.01 - 95.00%
With MI:	787	167,269,653.44	7.24	7.583	90.29	654	94.76	77.78	100.00
Without MI:	223	36,166,653.08	1.57	8.074	97.89	605	94.71	87.79	0.00
95.01 - 100.00%
With MI:	229	42,979,074.33	1.86	7.846	81.84	678	99.80	70.96	100.00
Without MI:	162	21,030,149.46	0.91	8.594	94.75	629	99.85	69.13	0.00
Subtotal (First Lien):	10,612	$2,213,926,919.16	95.88%	7.088%	86.49%	635	80.93%	55.69%	32.38%

Second Lien Loans:
60.01 - 70.00%	1	$35,000.00	0.00%	10.450%	0.00%	610	67.43%	0.00%	0.00%
70.01 - 80.00%	3	214,100.00	0.01	10.106	0.00	656	78.46	26.62	0.00
85.01 - 90.00%	4	222,401.67	0.01	9.995	0.00	638	89.17	100.00	0.00
90.01 - 95.00%	54	2,547,748.90	0.11	10.192	0.00	650	94.64	72.63	0.00
95.01 - 100.00%	1,617	92,017,092.96	3.99	10.317	0.00	661	99.98	54.54	0.00
Subtotal (Second Lien):	1,679	$95,036,343.53	4.12%	10.313%	0.00%	661	99.75%	55.05%	0.00%

Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	3,948	$830,020,212.47	35.95%	7.304%	83.76%	638	84.63%	59.85%	86.22%
60.01 - 70.00%	845	180,069,424.93	7.80	6.910	77.37	603	66.78	51.24	0.71
70.01 - 80.00%	4,933	1,062,105,156.08	46.00	6.824	88.88	643	79.04	51.27	0.00
80.01 - 85.00%	193	28,989,040.88	1.26	7.955	93.14	570	84.59	63.97	0.00
85.01 - 90.00%	308	55,546,282.26	2.41	7.820	97.29	602	89.64	62.06	0.00
90.01 - 95.00%	223	36,166,653.08	1.57	8.074	97.89	605	94.71	87.79	0.00
95.01 - 100.00%	162	21,030,149.46	0.91	8.594	94.75	629	99.85	69.13	0.00
Subtotal (First Lien):	10,612	$2,213,926,919.16	95.88%	7.088%	86.49%	635	80.93%	55.69%	32.38%

Second Lien Loans:
60.01 - 70.00%	1	$35,000.00	0.00%	10.450%	0.00%	610	67.43%	0.00%	0.00%
70.01 - 80.00%	3	214,100.00	0.01	10.106	0.00	656	78.46	26.62	0.00
85.01 - 90.00%	4	222,401.67	0.01	9.995	0.00	638	89.17	100.00	0.00
90.01 - 95.00%	54	2,547,748.90	0.11	10.192	0.00	650	94.64	72.63	0.00
95.01 - 100.00%	1,617	92,017,092.96	3.99	10.317	0.00	661	99.98	54.54	0.00
Subtotal (Second Lien):	1,679	$95,036,343.53	4.12%	10.313%	0.00%	661	99.75%	55.05%	0.00%

Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	657	$112,845,300.50	4.89%	6.786%	66.12%	607	50.45%	54.13%	0.00%
60.01 - 70.00%	808	171,503,326.85	7.43	6.915	76.46	599	66.54	53.09	0.00
70.01 - 80.00%	2,045	435,781,063.53	18.87	7.134	80.22	612	77.71	51.41	0.00
80.01 - 85.00%
With MI:	824	186,656,725.33	8.08	7.173	82.93	619	84.44	57.89	100.00
Without MI:	164	27,532,506.49	1.19	7.751	93.15	577	83.84	60.55	0.00
85.01 - 90.00%
With MI:	1,374	305,722,524.40	13.24	7.315	87.00	646	89.68	52.89	100.00
Without MI:	367	73,761,954.55	3.19	7.458	96.27	621	86.06	51.50	0.00
90.01 - 95.00%
With MI:	803	168,675,967.92	7.31	7.598	90.15	653	94.52	76.01	100.00
Without MI:	473	84,880,431.35	3.68	7.497	95.03	637	86.05	56.74	0.00
95.01 - 100.00%
With MI:	288	55,876,682.29	2.42	7.848	85.57	672	97.81	66.57	100.00
Without MI:	2,809	590,690,435.95	25.58	6.664	95.07	662	80.69	53.95	0.00
Subtotal (First Lien):	10,612	$2,213,926,919.16	95.88%	7.088%	86.49%	635	80.93%	55.69%	32.38%

Second Lien Loans:
60.01 - 70.00%	1	$35,000.00	0.00%	10.450%	0.00%	610	67.43%	0.00%	0.00%
70.01 - 80.00%	3	214,100.00	0.01	10.106	0.00	656	78.46	26.62	0.00
85.01 - 90.00%	4	222,401.67	0.01	9.995	0.00	638	89.17	100.00	0.00
90.01 - 95.00%	54	2,547,748.90	0.11	10.192	0.00	650	94.64	72.63	0.00
95.01 - 100.00%	1,617	92,017,092.96	3.99	10.317	0.00	661	99.98	54.54	0.00
Subtotal (Second Lien):	1,679	$95,036,343.53	4.12%	10.313%	0.00%	661	99.75%	55.05%	0.00%

Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	17	$1,909,721.02	0.08%	8.122%	86.65%	N/A	71.30%	73.59%	0.00%
500 - 520	458	82,035,942.07	3.55	8.344	94.42	510	74.45	67.69	11.50
521 - 540	477	83,598,746.64	3.62	8.159	90.62	531	74.91	65.12	17.27
541 - 560	612	109,822,975.78	4.76	7.746	90.99	551	76.82	64.17	26.84
561 - 580	715	131,000,476.21	5.67	7.585	88.56	571	78.85	63.46	33.93
581 - 600	1,311	234,736,384.57	10.17	7.344	85.36	591	81.07	73.27	26.84
601 - 620	1,459	271,262,557.92	11.75	7.236	83.13	611	82.62	67.47	35.06
621 - 640	1,652	304,016,776.45	13.17	7.065	79.64	631	82.43	60.23	33.60
641 - 660	1,616	308,273,714.00	13.35	7.116	79.85	650	83.38	48.53	33.53
661 - 680	1,321	250,527,386.75	10.85	7.038	81.16	670	83.15	46.55	32.19
681 - 700	1,084	211,295,705.77	9.15	6.945	82.33	690	82.94	37.57	29.68
701 - 720	581	120,268,744.28	5.21	6.811	80.02	710	83.66	41.94	34.15
721 - 740	403	83,458,548.16	3.61	6.900	78.74	729	84.28	41.91	37.32
741 - 760	269	56,786,540.66	2.46	6.795	79.25	750	83.89	43.50	36.12
761 - 780	196	36,270,452.56	1.57	6.803	74.91	769	82.88	40.93	31.10
781 >=	120	23,698,589.85	1.03	6.718	78.13	793	82.65	48.47	34.38
Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	8,816	$1,608,729,972.03	69.67%	7.214%	82.35%	632	81.36%	56.85%	30.32%
PUD	1,385	279,149,712.98	12.09	7.167	85.44	644	82.78	60.25	28.03
2-4 Family	1,007	244,859,681.00	10.60	7.333	84.85	647	81.96	43.64	41.29
Condo	1,044	171,260,411.82	7.42	7.209	82.55	650	82.93	53.06	28.19
Manufactured Housing	39	4,963,484.86	0.21	7.342	49.48	640	78.56	96.15	31.61
Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$335,281,071.05	$88,104,561.46	$1,043,827,538.95	$13,029,998.84	$0.00	$0.00	$1,480,243,170.30
3/27 ARM (Libor)	206,622,633.61	5,111,289.78	5,092,685.59	194,394,399.32	0.00	0.00	411,221,008.30
Fixed Rate	53,378,918.64	22,409,352.46	3,045,829.55	226,872,887.01	0.00	160,111.95	305,867,099.61
Balloon	30,676,396.62	2,637,828.75	8,725,247.97	46,191,155.05	0.00	0.00	88,230,628.39
5/25 ARM (Libor)	8,657,154.69	475,846.70	806,010.83	12,196,658.11	0.00	0.00	22,135,670.33
2/13 ARM (Libor)	372,992.80	0.00	315,252.47	0.00	0.00	0.00	688,245.27
6 Month Libor ARM	180,290.39	0.00	96,841.29	0.00	0.00	0.00	277,131.68
2/18 ARM (Libor)	0.00	0.00	177,908.81	0.00	0.00	0.00	177,908.81
15/15 ARM (Libor)	89,600.00	0.00	0.00	0.00	0.00	0.00	89,600.00
5/10 ARM (Libor)	0.00	0.00	0.00	32,800.00	0.00	0.00	32,800.00
Total:	$635,259,057.80	$118,738,879.15	$1,062,087,315.46	$492,717,898.33	$0.00	$160,111.95	$2,308,963,262.69

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	22.65%	5.95%	70.52%	0.88%	0.00%	0.00%	64.11%
3/27 ARM (Libor)	50.25	1.24	1.24	47.27	0.00	0.00	17.81
Fixed Rate	17.45	7.33	1.00	74.17	0.00	0.05	13.25
Balloon	34.77	2.99	9.89	52.35	0.00	0.00	3.82
5/25 ARM (Libor)	39.11	2.15	3.64	55.10	0.00	0.00	0.96
2/13 ARM (Libor)	54.19	0.00	45.81	0.00	0.00	0.00	0.03
6 Month Libor ARM	65.06	0.00	34.94	0.00	0.00	0.00	0.01
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
15/15 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.00
5/10 ARM (Libor)	0.00	0.00	0.00	100.00	0.00	0.00	0.00
Total:	27.51%	5.14%	46.00%	21.34%	0.00%	0.01%	100.00%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	6,662	$1,379,921,538.26	59.76%	6.986%	80.61%	636	80.88%	56.25%	29.79%
None	3,553	635,259,057.80	27.51	7.627	86.77	639	82.55	51.33	33.38
2% of UPB	754	113,508,898.56	4.92	7.412	87.51	639	83.94	58.80	37.44
1% of Amount Prepaid	689	69,553,214.67	3.01	7.821	79.08	622	85.04	72.08	29.54
2% of Amount Prepaid	137	27,368,363.14	1.19	7.343	85.38	609	81.00	60.56	31.27
Other	496	83,352,190.26	3.61	7.207	88.24	640	83.37	59.38	26.61
Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	7,245	$1,285,186,365.73	55.66%	7.106%	79.49%	625	82.47%	100.00%	33.86%
Stated	4,324	853,746,652.04	36.98	7.460	86.41	645	81.12	0.00	29.92
Limited	596	140,671,405.38	6.09	6.886	92.54	672	79.78	0.00	15.91
No Documentation	126	29,358,839.54	1.27	6.913	86.66	688	74.68	0.00	13.44
Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
Not available	1	$185,600.00	0.01%	6.250%	100.00%	688	80.00%	100.00%	0.00%
0.01 to 5.00	9	2,083,705.00	0.09	6.779	65.21	629	86.07	100.00	72.33
5.01 to 10.00	32	7,210,451.65	0.31	7.267	84.95	636	82.60	100.00	45.70
10.01 to 15.00	71	11,212,043.59	0.49	7.294	74.53	638	79.54	100.00	36.67
15.01 to 20.00	166	29,317,458.84	1.27	7.113	79.56	629	80.74	100.00	39.67
20.01 to 25.00	347	52,739,206.52	2.28	7.118	79.76	631	79.36	100.00	33.50
25.01 to 30.00	601	96,358,800.23	4.17	7.151	80.92	627	80.99	100.00	33.28
30.01 to 35.00	843	138,192,136.61	5.99	7.120	80.63	621	81.63	100.00	34.89
35.01 to 40.00	1,122	187,874,524.08	8.14	7.082	77.94	624	81.80	100.00	33.99
40.01 to 45.00	1,496	269,280,602.52	11.66	7.066	80.34	629	83.81	100.00	36.67
45.01 to 50.00	1,879	344,743,686.05	14.93	7.151	80.58	626	83.96	100.00	32.01
50.01 to 55.00	640	137,610,751.17	5.96	7.036	74.98	615	80.73	100.00	30.78
55.01 to 60.00	38	8,377,399.47	0.36	7.052	83.42	612	80.74	100.00	16.31
Subtotal (Full Doc):	7,245	$1,285,186,365.73	55.66%	7.106%	79.49%	625	82.47%	100.00%	33.86%

Non-Full Doc Loans:
Not available	172	$41,277,338.17	1.79%	6.984%	86.98%	684	75.77%	0.00%	12.95%
0.01 to 5.00	6	526,973.38	0.02	8.881	85.20	666	75.04	0.00	48.59
5.01 to 10.00	3	509,533.23	0.02	7.852	100.00	625	78.70	0.00	60.85
10.01 to 15.00	53	7,142,898.30	0.31	7.682	88.72	654	78.47	0.00	29.72
15.01 to 20.00	92	12,947,905.43	0.56	7.748	91.85	646	79.65	0.00	42.02
20.01 to 25.00	179	28,046,213.78	1.21	7.533	85.41	656	79.07	0.00	35.30
25.01 to 30.00	370	58,960,033.91	2.55	7.519	86.39	643	78.63	0.00	28.16
30.01 to 35.00	569	114,616,572.90	4.96	7.339	88.65	644	79.60	0.00	30.07
35.01 to 40.00	861	167,188,326.54	7.24	7.359	88.35	645	79.65	0.00	25.72
40.01 to 45.00	1,245	263,137,200.79	11.40	7.317	88.56	654	82.07	0.00	29.22
45.01 to 50.00	1,293	280,907,135.83	12.17	7.398	85.29	650	82.26	0.00	26.82
50.01 to 55.00	194	46,042,805.22	1.99	7.393	84.50	633	80.24	0.00	25.64
55.01 to 60.00	9	2,473,959.48	0.11	7.304	100.00	580	72.15	0.00	11.13
Subtotal (Non-Full Doc):	5,046	$1,023,776,896.96	44.34%	7.365%	87.26%	650	80.75%	0.00%	27.52%

Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	225	$61,760,542.73	2.67%	5.343%	100.00%	678	76.70%	67.22%	11.75%
5.501 to 6.000	878	232,733,431.37	10.08	5.840	100.00	661	77.83	69.42	15.34
6.001 to 6.500	1,272	311,857,180.36	13.51	6.307	100.00	653	79.42	58.28	20.27
6.501 to 7.000	1,759	412,304,824.25	17.86	6.799	100.00	642	81.03	48.69	30.44
7.001 to 7.500	1,329	290,054,228.63	12.56	7.290	100.00	629	82.88	48.08	41.11
7.501 to 8.000	1,334	270,223,622.66	11.70	7.789	100.00	614	83.66	48.60	44.96
8.001 to 8.500	792	144,677,629.66	6.27	8.288	100.00	609	84.96	49.56	47.01
8.501 to 9.000	730	111,844,953.19	4.84	8.762	100.00	597	85.97	51.22	48.12
9.001 to 9.500	331	44,378,908.34	1.92	9.255	100.00	586	85.65	44.55	40.69
9.501 to 10.000	204	22,620,912.37	0.98	9.739	100.00	573	83.89	47.04	26.78
10.001 to 10.500	71	7,189,159.88	0.31	10.233	100.00	560	83.98	45.43	23.18
10.501 to 11.000	37	3,589,999.29	0.16	10.730	100.00	533	79.43	51.73	17.27
Greater than 11.000	21	1,630,141.96	0.07	11.626	100.00	552	76.92	40.16	0.00
Subtotal (ARM Loans):	8,983	$1,914,865,534.69	82.93%	7.113%	100.00%	633	81.62%	53.35%	32.41%

Fixed Rate Loans:
Less than 5.501	4	$1,205,262.41	0.05%	5.430%	0.00%	685	65.74%	100.00%	0.00%
5.501 to 6.000	192	48,405,627.15	2.10	5.934	0.00	672	71.39	78.96	18.58
6.001 to 6.500	352	81,873,906.62	3.55	6.320	0.00	661	75.22	75.48	26.56
6.501 to 7.000	348	72,344,324.28	3.13	6.791	0.00	636	76.34	68.26	34.30
7.001 to 7.500	173	29,387,132.29	1.27	7.317	0.00	642	79.46	70.15	43.17
7.501 to 8.000	197	29,686,730.93	1.29	7.770	0.00	623	79.55	61.62	40.25
8.001 to 8.500	112	13,352,323.30	0.58	8.306	0.00	631	81.85	48.23	42.79
8.501 to 9.000	165	15,048,468.81	0.65	8.821	0.00	635	87.76	76.82	36.68
9.001 to 9.500	274	18,087,400.62	0.78	9.289	0.00	669	94.23	80.21	12.07
9.501 to 10.000	363	21,086,849.95	0.91	9.857	0.00	654	97.69	61.41	5.97
10.001 to 10.500	463	26,694,074.13	1.16	10.317	0.00	660	98.54	41.35	2.97
10.501 to 11.000	337	20,259,359.68	0.88	10.797	0.00	643	98.50	37.03	2.20
Greater than 11.000	328	16,666,267.83	0.72	11.444	0.00	616	98.82	60.75	1.00
Subtotal (Fixed Rate):	3,308	$394,097,728.00	17.07%	7.746%	0.00%	649	82.12%	66.90%	24.43%

Total:	12,291	$2,308,963,262.69	100.00%	7.221%	82.93%	636	81.71%	55.66%	31.05%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	58	$11,034,299.76	0.58%	5.909%	100.00%	723	79.45%	62.57%	18.35%
3.001 - 3.500	37	10,647,806.89	0.56	5.791	100.00	685	70.40	49.10	7.10
3.501 - 4.000	131	34,147,192.89	1.78	5.813	100.00	658	73.54	60.97	2.10
4.001 - 4.500	361	71,756,533.05	3.75	6.400	100.00	643	76.96	54.04	21.77
4.501 - 5.000	1,279	280,583,713.29	14.65	6.913	100.00	647	79.75	47.21	22.81
5.001 - 5.500	1,884	442,648,460.90	23.12	6.940	100.00	627	81.81	56.67	40.28
5.501 - 6.000	2,974	642,916,612.19	33.58	7.146	100.00	641	84.39	59.54	42.62
6.001 - 6.500	1,314	273,660,087.54	14.29	7.312	100.00	629	79.68	33.69	15.68
6.501 - 7.000	475	84,649,260.53	4.42	7.991	100.00	582	77.21	61.70	24.44
7.001 - 7.500	142	22,189,601.29	1.16	8.387	100.00	583	83.21	51.09	32.66
7.501 - 8.000	132	18,409,339.33	0.96	8.799	100.00	582	86.49	62.78	44.36
8.001 - 8.500	62	7,678,271.55	0.40	8.790	100.00	596	91.54	66.14	39.68
8.501 - 9.000	68	7,878,197.93	0.41	9.089	100.00	578	88.04	72.95	19.33
9.001 - 9.500	32	3,821,835.79	0.20	9.396	100.00	581	92.89	74.17	33.35
9.501 - 10.000	27	2,320,278.27	0.12	9.843	100.00	569	92.27	96.90	6.17
10.001 >=	7	524,043.49	0.03	10.324	100.00	559	85.25	90.46	40.91
Total:	8,983	$1,914,865,534.69	100.00%	7.113%	100.00%	633	81.62%	53.35%	32.41%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	2	$277,131.68	0.01%	6.467%	100.00%	725	91.75%	100.00%	100.00%
1.500	35	9,776,054.68	0.51	6.738	100.00	653	79.96	39.02	41.69
2.000	538	118,097,647.18	6.17	6.835	100.00	669	78.82	32.04	8.82
3.000	8,340	1,770,906,947.43	92.48	7.142	100.00	630	81.84	54.90	34.08
5.000	39	7,195,379.64	0.38	5.848	100.00	734	78.57	78.16	15.74
6.000	21	5,713,730.86	0.30	6.342	100.00	681	78.54	25.22	4.69
7.000	8	2,898,643.22	0.15	6.250	100.00	711	82.97	8.83	33.30
Total:	8,983	$1,914,865,534.69	100.00%	7.113%	100.00%	633	81.62%	53.35%	32.41%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	8,500	$1,806,479,161.73	94.34%	7.133%	100.00%	631	81.85%	55.01%	34.08%
1.500	36	9,913,664.15	0.52	6.757	100.00	654	80.10	38.48	42.50
2.000	446	98,140,708.81	5.13	6.780	100.00	674	77.64	24.06	0.75
5.000	1	332,000.00	0.02	5.600	100.00	625	80.00	100.00	0.00
Total:	8,983	$1,914,865,534.69	100.00%	7.113%	100.00%	633	81.62%	53.35%	32.41%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$228,400.00	0.01%	5.000%	100.00%	690	80.00%	100.00%	0.00%
10.001 - 10.500	21	4,268,543.54	0.22	5.554	100.00	736	79.08	72.06	29.74
10.501 - 11.000	32	6,916,186.20	0.36	5.389	100.00	685	72.54	62.84	0.00
11.001 - 11.500	116	31,125,408.07	1.63	5.539	100.00	675	76.34	55.33	7.96
11.501 - 12.000	351	88,974,600.07	4.65	5.883	100.00	660	77.11	55.99	12.58
12.001 - 12.500	579	140,896,782.45	7.36	6.158	100.00	657	78.08	50.46	16.36
12.501 - 13.000	1,100	270,892,306.74	14.15	6.299	100.00	649	79.11	61.97	21.76
13.001 - 13.500	1,235	288,660,797.44	15.07	6.623	100.00	644	80.62	59.37	26.21
13.501 - 14.000	1,683	378,252,996.02	19.75	7.044	100.00	634	81.82	49.46	33.32
14.001 - 14.500	1,157	241,704,195.31	12.62	7.477	100.00	624	83.13	49.80	41.33
14.501 - 15.000	1,075	209,235,067.85	10.93	7.949	100.00	611	84.19	51.46	46.72
15.001 - 15.500	614	111,531,494.47	5.82	8.401	100.00	608	86.45	51.84	51.86
15.501 - 16.000	572	87,366,241.51	4.56	8.871	100.00	601	86.18	49.90	50.39
16.001 - 16.500	246	33,452,205.78	1.75	9.351	100.00	591	85.91	38.27	47.36
16.501 - 17.000	127	14,087,516.53	0.74	9.865	100.00	583	85.36	31.13	37.17
17.001 - 17.500	43	4,328,490.99	0.23	10.276	100.00	575	84.78	32.94	26.12
17.501 - 18.000	20	1,932,487.23	0.10	10.861	100.00	537	77.27	63.01	17.57
18.001 - 18.500	6	379,338.62	0.02	11.256	100.00	528	68.81	29.26	0.00
18.501 - 19.000	3	460,950.00	0.02	11.837	100.00	608	87.67	5.54	0.00
19.001 - 19.500	1	129,525.87	0.01	12.025	100.00	525	80.00	0.00	0.00
19.501 >=	1	42,000.00	0.00	12.700	100.00	502	60.00	0.00	0.00
Total:	8,983	$1,914,865,534.69	100.00%	7.113%	100.00%	633	81.62%	53.35%	32.41%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	193	$51,451,162.27	2.69%	5.436%	100.00%	684	76.17%	61.16%	8.91%
5.501 - 6.000	879	234,382,448.82	12.24	5.809	100.00	659	77.79	72.13	16.08
6.001 - 6.500	1,302	319,356,665.22	16.68	6.291	100.00	653	79.50	57.48	20.17
6.501 - 7.000	1,766	414,474,323.76	21.65	6.798	100.00	642	81.00	48.61	30.31
7.001 - 7.500	1,330	290,095,056.97	15.15	7.291	100.00	629	82.89	48.18	41.03
7.501 - 8.000	1,331	269,912,622.66	14.10	7.789	100.00	614	83.65	48.58	44.98
8.001 - 8.500	789	144,233,520.19	7.53	8.288	100.00	609	84.94	49.60	46.94
8.501 - 9.000	727	111,323,962.96	5.81	8.760	100.00	597	85.99	51.53	48.21
9.001 - 9.500	333	44,605,558.34	2.33	9.253	100.00	586	85.70	44.32	40.76
9.501 - 10.000	203	22,580,280.71	1.18	9.739	100.00	573	83.93	46.95	26.83
10.001 - 10.500	72	7,229,791.54	0.38	10.232	100.00	560	83.85	45.73	23.05
10.501 - 11.000	37	3,589,999.29	0.19	10.730	100.00	533	79.43	51.73	17.27
11.001 - 11.500	11	690,031.55	0.04	11.285	100.00	530	71.82	61.11	0.00
11.501 - 12.000	8	768,584.54	0.04	11.805	100.00	579	81.91	30.31	0.00
12.001 - 12.500	1	129,525.87	0.01	12.025	100.00	525	80.00	0.00	0.00
12.501 - 13.000	1	42,000.00	0.00	12.700	100.00	502	60.00	0.00	0.00
Total:	8,983	$1,914,865,534.69	100.00%	7.113%	100.00%	633	81.62%	53.35%	32.41%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	7	$1,195,054.65	0.06%	7.258%	100.00%	650	83.87%	70.77%	67.36%
13 - 24	6,877	1,473,104,676.41	76.93	7.130	100.00	630	81.61	53.15	31.75
25 - 36	1,980	415,405,751.30	21.69	7.096	100.00	641	81.86	53.12	35.33
37 >=	119	25,160,052.33	1.31	6.366	100.00	691	78.26	67.75	21.49
Total:	8,983	$1,914,865,534.69	100.00%	7.113%	100.00%	633	81.62%	53.35%	32.41%

SAIL 2005-6 Collateral Summary – Group 1

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 1
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	1,690	$266,990,950.24	42.37%	7.486%	100.00%	613	82.28%	58.89%	40.18%
2/13 ARM (Libor)	2	108,172.67	0.02	7.937	100.00	570	79.57	100.00	47.84
3/27 ARM (Libor)	599	96,363,212.12	15.29	7.503	100.00	627	83.19	58.31	46.11
5/25 ARM (Libor)	22	3,273,036.95	0.52	6.724	100.00	660	73.95	88.41	18.43
5/10 ARM (Libor)	1	32,800.00	0.01	7.950	100.00	657	44.93	100.00	0.00
6 Month Libor ARM	1	96,841.29	0.02	8.500	100.00	689	95.00	100.00	100.00
Balloon	752	36,233,621.77	5.75	10.332	0.00	657	99.86	57.50	0.00
Fixed Rate	518	75,420,269.44	11.97	7.051	0.00	637	76.22	77.05	39.27
Subtotal (Non-IO):	3,585	$478,518,904.48	75.94%	7.632%	76.67%	624	82.78%	61.75%	38.05%

Interest-Only Loans:
2/28 ARM (Libor)	525	$113,211,414.92	17.97%	6.613%	100.00%	671	82.14%	47.41%	23.18%
3/27 ARM (Libor)	165	33,104,290.05	5.25	6.675	100.00	669	81.54	57.36	30.65
Fixed Rate	27	5,316,950.00	0.84	6.347	0.00	670	75.69	76.97	17.28
Subtotal (IO Loans):	717	$151,632,654.97	24.06%	6.617%	96.49%	671	81.78%	50.62%	24.61%

Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
60	717	$151,632,654.97	100.00%	6.617%	96.49%	671	81.78%	50.62%	24.61%
Total:	717	$151,632,654.97	100.00%	6.617%	96.49%	671	81.78%	50.62%	24.61%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	628	$22,553,268.24	3.58%	10.065%	18.92%	644	94.77%	63.66%	8.36%
50,000.01 - 100,000.00	872	64,684,385.35	10.26	8.534	59.26	634	86.48	62.84	25.17
100,000.01 - 150,000.00	870	108,970,136.08	17.29	7.447	82.60	629	81.58	64.74	36.29
150,000.01 - 200,000.00	772	134,493,648.58	21.34	7.193	86.78	632	81.46	62.95	35.82
200,000.01 - 250,000.00	539	120,809,665.94	19.17	7.082	86.28	636	80.80	55.28	35.00
250,000.01 - 300,000.00	417	114,173,003.85	18.12	6.916	89.74	639	81.72	53.19	38.89
300,000.01 - 350,000.00	204	64,467,451.41	10.23	7.012	88.68	641	82.91	53.55	41.63
Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	3,541	$593,588,563.87	94.20%	7.206%	86.45%	634	81.48%	59.18%	36.96%
2nd Lien	761	36,562,995.58	5.80	10.333	0.00	657	99.86	57.43	0.00
Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	1,896	$312,845,431.92	49.65%	7.219%	78.27%	616	79.34%	64.92%	38.38%
Purchase	2,188	285,109,989.28	45.24	7.561	85.34	659	86.11	51.03	30.96
Rate/Term Refinance	210	31,215,490.29	4.95	7.486	77.10	606	82.28	73.03	34.51
Debt Consolidation	8	980,647.96	0.16	7.449	94.28	563	73.61	86.83	27.75
Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	3,700	$547,111,117.91	86.82%	7.299%	79.98%	631	81.99%	59.90%	30.33%
Investment	569	78,099,673.08	12.39	8.008	90.57	664	86.44	53.38	64.56
Second Home	33	4,940,768.46	0.78	7.315	98.86	647	82.42	57.64	61.16
Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	813	$41,175,175.60	6.53%	9.976%	0.34%	655	95.96%	57.77%	2.69%
241 - 360	3,489	588,976,383.85	93.47	7.206	87.11	634	81.60	59.17	37.06
Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	813	$41,175,175.60	6.53%	9.976%	0.34%	655	95.96%	57.77%	2.69%
241 - 360	3,489	588,976,383.85	93.47	7.206	87.11	634	81.60	59.17	37.06
Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,035	$196,684,126.98	31.21%	6.986%	79.92%	643	79.33%	50.67%	25.26%
IL	449	62,660,190.98	9.94	7.675	93.65	627	83.85	62.59	44.10
FL	314	43,006,324.74	6.82	7.605	80.67	625	83.58	52.95	45.59
AZ	239	29,319,208.72	4.65	7.441	82.22	648	84.56	61.39	36.15
MN	227	27,554,049.24	4.37	7.487	85.63	655	85.59	57.02	34.57
MI	262	25,378,149.06	4.03	7.714	84.79	621	85.82	78.15	32.49
NY	127	23,688,110.30	3.76	7.451	76.75	616	79.59	48.87	41.12
NV	136	23,106,637.35	3.67	7.270	81.08	638	80.82	58.88	32.26
NJ	104	20,272,973.40	3.22	7.718	88.02	630	83.15	43.63	48.84
TX	189	19,192,900.60	3.05	8.010	75.19	631	85.70	53.24	34.82
Other	1,220	159,288,888.08	25.28	7.522	77.97	631	84.52	70.83	37.87
Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	240	$35,039,866.14	5.56%	6.880%	63.08%	605	50.07%	57.24%	0.00%
60.01 - 70.00%	267	45,197,838.89	7.17	7.015	76.25	596	66.32	59.78	0.00
70.01 - 80.00%	1,407	249,764,735.05	39.64	6.867	90.16	643	79.08	53.82	0.00
80.01 - 85.00%
With MI:	283	50,006,678.88	7.94	7.243	82.23	609	84.49	63.47	100.00
Without MI:	81	9,972,582.93	1.58	8.223	91.97	561	84.69	67.99	0.00
85.01 - 90.00%
With MI:	575	99,050,477.35	15.72	7.468	86.28	647	89.78	53.56	100.00
Without MI:	123	17,554,307.14	2.79	7.982	97.54	592	89.77	62.80	0.00
90.01 - 95.00%
With MI:	353	59,199,156.83	9.39	7.638	88.95	659	94.82	78.95	100.00
Without MI:	103	12,560,260.75	1.99	8.198	99.30	598	94.57	87.94	0.00
95.01 - 100.00%
With MI:	73	11,144,999.37	1.77	8.075	86.43	686	99.81	61.66	100.00
Without MI:	36	4,097,660.54	0.65	8.543	92.68	651	99.51	61.06	0.00
Subtotal (First Lien):	3,541	$593,588,563.87	94.20%	7.206%	86.45%	634	81.48%	59.18%	36.96%

Second Lien Loans:
90.01 - 95.00%	22	$931,045.40	0.15%	10.211%	0.00%	637	94.87%	81.03%	0.00%
95.01 - 100.00%	739	35,631,950.18	5.65	10.337	0.00	658	99.99	56.81	0.00
Subtotal (Second Lien):	761	$36,562,995.58	5.80%	10.333%	0.00%	657	99.86%	57.43%	0.00%

Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	1,524	$254,441,178.57	40.38%	7.409%	82.92%	638	84.88%	62.28%	86.23%
60.01 - 70.00%	267	45,197,838.89	7.17	7.015	76.25	596	66.32	59.78	0.00
70.01 - 80.00%	1,407	249,764,735.05	39.64	6.867	90.16	643	79.08	53.82	0.00
80.01 - 85.00%	81	9,972,582.93	1.58	8.223	91.97	561	84.69	67.99	0.00
85.01 - 90.00%	123	17,554,307.14	2.79	7.982	97.54	592	89.77	62.80	0.00
90.01 - 95.00%	103	12,560,260.75	1.99	8.198	99.30	598	94.57	87.94	0.00
95.01 - 100.00%	36	4,097,660.54	0.65	8.543	92.68	651	99.51	61.06	0.00
Subtotal (First Lien):	3,541	$593,588,563.87	94.20%	7.206%	86.45%	634	81.48%	59.18%	36.96%

Second Lien Loans:
90.01 - 95.00%	22	$931,045.40	0.15%	10.211%	0.00%	637	94.87%	81.03%	0.00%
95.01 - 100.00%	739	35,631,950.18	5.65	10.337	0.00	658	99.99	56.81	0.00
Subtotal (Second Lien):	761	$36,562,995.58	5.80%	10.333%	0.00%	657	99.86%	57.43%	0.00%

Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	239	$35,001,416.14	5.55%	6.878%	63.15%	605	50.07%	57.19%	0.00%
60.01 - 70.00%	263	44,688,508.89	7.09	7.022	75.97	594	66.30	59.63	0.00
70.01 - 80.00%	550	93,604,775.04	14.85	7.287	81.28	606	77.57	58.49	0.00
80.01 - 85.00%
With MI:	274	48,718,330.75	7.73	7.241	82.05	609	84.48	63.84	100.00
Without MI:	61	8,186,582.87	1.30	8.127	91.44	561	84.54	70.48	0.00
85.01 - 90.00%
With MI:	551	95,160,405.52	15.10	7.441	85.92	646	89.77	54.31	100.00
Without MI:	112	16,466,472.59	2.61	7.946	97.92	590	89.38	60.51	0.00
90.01 - 95.00%
With MI:	363	60,350,064.49	9.58	7.656	88.83	657	94.52	76.11	100.00
Without MI:	155	19,817,220.22	3.14	7.812	90.51	612	89.41	76.46	0.00
95.01 - 100.00%
With MI:	96	15,172,511.67	2.41	7.987	89.09	678	97.63	63.82	100.00
Without MI:	877	156,422,275.69	24.82	6.677	96.29	665	80.60	51.50	0.00
Subtotal (First Lien):	3,541	$593,588,563.87	94.20%	7.206%	86.45%	634	81.48%	59.18%	36.96%

Second Lien Loans:
90.01 - 95.00%	22	$931,045.40	0.15%	10.211%	0.00%	637	94.87%	81.03%	0.00%
95.01 - 100.00%	739	35,631,950.18	5.65	10.337	0.00	658	99.99	56.81	0.00
Subtotal (Second Lien):	761	$36,562,995.58	5.80%	10.333%	0.00%	657	99.86%	57.43%	0.00%

Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	2	$347,865.80	0.06%	8.043%	100.00%	N/A	80.00%	100.00%	0.00%
500 - 520	158	25,286,824.06	4.01	8.314	94.27	511	74.84	72.86	13.71
521 - 540	162	26,335,445.79	4.18	8.005	90.83	531	74.75	74.27	14.29
541 - 560	210	31,828,390.20	5.05	7.803	89.39	552	76.97	71.04	30.55
561 - 580	258	38,703,893.87	6.14	7.682	88.48	571	78.75	65.66	33.48
581 - 600	389	50,314,790.34	7.98	7.680	77.71	591	82.00	77.30	36.44
601 - 620	442	57,251,506.52	9.09	7.624	74.99	610	84.84	70.50	40.22
621 - 640	686	101,299,731.51	16.08	7.189	80.48	631	83.63	61.32	38.65
641 - 660	622	92,378,976.32	14.66	7.183	79.60	650	83.88	52.39	34.79
661 - 680	479	72,902,027.30	11.57	7.135	79.64	670	83.63	51.69	33.69
681 - 700	345	51,902,380.76	8.24	7.137	79.87	689	84.00	38.31	34.94
701 - 720	195	29,244,578.52	4.64	7.077	82.50	710	85.17	42.24	37.92
721 - 740	144	21,547,651.25	3.42	7.162	85.90	730	85.50	38.96	44.28
741 - 760	89	14,850,531.99	2.36	7.059	76.68	750	85.37	60.49	45.92
761 - 780	77	10,360,596.77	1.64	7.143	67.96	770	85.21	56.12	40.96
781 >=	44	5,596,368.45	0.89	7.181	84.01	798	86.48	53.98	43.70
Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	3,071	$441,265,814.65	70.03%	7.372%	80.82%	631	82.24%	60.29%	34.48%
PUD	458	69,158,905.63	10.97	7.354	81.77	643	84.52	64.94	34.67
2-4 Family	339	60,286,751.91	9.57	7.605	82.92	639	81.47	51.09	44.08
Condo	434	59,440,087.26	9.43	7.321	84.11	653	83.58	51.35	28.08
Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$69,479,097.82	$18,645,088.08	$291,619,374.26	$458,805.00	$0.00	$0.00	$380,202,365.16
3/27 ARM (Libor)	77,671,126.97	417,652.00	541,736.92	50,836,986.28	0.00	0.00	129,467,502.17
Fixed Rate	10,723,946.73	3,663,841.39	492,077.36	65,857,353.96	0.00	0.00	80,737,219.44
Balloon	13,848,397.75	413,828.23	2,399,427.46	19,571,968.33	0.00	0.00	36,233,621.77
5/25 ARM (Libor)	416,532.57	0.00	212,000.00	2,644,504.38	0.00	0.00	3,273,036.95
2/13 ARM (Libor)	108,172.67	0.00	0.00	0.00	0.00	0.00	108,172.67
6 Month Libor ARM	0.00	0.00	96,841.29	0.00	0.00	0.00	96,841.29
5/10 ARM (Libor)	0.00	0.00	0.00	32,800.00	0.00	0.00	32,800.00
Total:	$172,247,274.51	$23,140,409.70	$295,361,457.29	$139,402,417.95	$0.00	$0.00	$630,151,559.45

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	18.27%	4.90%	76.70%	0.12%	0.00%	0.00%	60.34%
3/27 ARM (Libor)	59.99	0.32	0.42	39.27	0.00	0.00	20.55
Fixed Rate	13.28	4.54	0.61	81.57	0.00	0.00	12.81
Balloon	38.22	1.14	6.62	54.02	0.00	0.00	5.75
5/25 ARM (Libor)	12.73	0.00	6.48	80.80	0.00	0.00	0.52
2/13 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.02
6 Month Libor ARM	0.00	0.00	100.00	0.00	0.00	0.00	0.02
5/10 ARM (Libor)	0.00	0.00	0.00	100.00	0.00	0.00	0.01
Total:	27.33%	3.67%	46.87%	22.12%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,321	$376,633,440.82	59.77%	7.123%	79.20%	636	81.20%	58.63%	31.87%
None	1,267	172,247,274.51	27.33	7.873	85.73	632	84.10	55.06	39.52
1% of Amount Prepaid	349	32,238,751.37	5.12	7.856	76.54	626	87.38	76.69	35.01
2% of UPB	241	32,174,301.49	5.11	7.338	89.34	650	84.90	60.98	40.37
2% of Amount Prepaid	51	8,225,079.71	1.31	7.357	90.07	622	83.66	72.22	39.68
Other	73	8,632,711.55	1.37	7.700	73.82	627	81.83	73.18	43.44
Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	2,629	$372,259,076.48	59.07%	7.237%	77.69%	625	83.07%	100.00%	37.18%
Stated	1,618	250,743,479.53	39.79	7.597	87.16	650	81.69	0.00	31.23
Limited	47	5,833,582.14	0.93	7.911	70.12	618	83.91	0.00	31.79
No Documentation	8	1,315,421.30	0.21	7.502	100.00	702	88.55	0.00	64.01
Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 to 5.00	6	$831,005.00	0.13%	7.544%	93.98%	652	89.18%	100.00%	83.57%
5.01 to 10.00	9	1,324,585.79	0.21	7.377	81.15	656	77.22	100.00	38.26
10.01 to 15.00	31	3,709,499.93	0.59	7.751	85.99	620	80.76	100.00	44.00
15.01 to 20.00	65	9,020,046.03	1.43	7.272	79.81	639	82.25	100.00	48.20
20.01 to 25.00	141	17,012,767.85	2.70	7.273	80.66	633	80.67	100.00	33.17
25.01 to 30.00	227	31,420,532.35	4.99	7.298	78.55	628	84.08	100.00	47.43
30.01 to 35.00	307	43,683,435.67	6.93	7.147	78.02	628	82.60	100.00	41.42
35.01 to 40.00	396	56,251,756.62	8.93	7.236	77.21	618	82.74	100.00	37.39
40.01 to 45.00	519	73,354,982.28	11.64	7.250	75.04	624	84.02	100.00	37.83
45.01 to 50.00	695	98,826,011.11	15.68	7.227	79.55	628	84.11	100.00	32.79
50.01 to 55.00	233	36,824,453.85	5.84	7.210	74.38	616	80.25	100.00	30.94
Subtotal (Full Doc):	2,629	$372,259,076.48	59.07%	7.237%	77.69%	625	83.07%	100.00%	37.18%

Non-Full Doc Loans:
Not Available	8	$1,315,421.30	0.21%	7.502%	100.00%	702	88.55%	0.00%	64.01%
0.01 to 5.00	3	337,596.16	0.05	8.534	87.68	708	82.59	0.00	75.84
10.01 to 15.00	15	1,412,179.20	0.22	8.265	72.27	659	77.00	0.00	46.62
15.01 to 20.00	41	4,817,248.16	0.76	8.094	91.75	649	80.30	0.00	50.80
20.01 to 25.00	62	7,499,360.17	1.19	7.717	90.67	644	80.12	0.00	41.09
25.01 to 30.00	145	17,821,074.69	2.83	7.668	85.75	643	79.42	0.00	38.06
30.01 to 35.00	185	29,982,749.42	4.76	7.597	90.24	648	80.83	0.00	34.64
35.01 to 40.00	287	44,461,645.65	7.06	7.580	90.00	648	80.59	0.00	30.07
40.01 to 45.00	399	64,746,078.49	10.27	7.553	84.83	656	83.58	0.00	32.49
45.01 to 50.00	458	73,296,826.34	11.63	7.589	85.74	647	82.42	0.00	27.57
50.01 to 55.00	70	12,202,303.39	1.94	7.612	81.82	639	79.71	0.00	15.82
Subtotal (Non-Full Doc):	1,673	$257,892,482.97	40.93%	7.604%	86.84%	649	81.77%	0.00%	31.41%

Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	51	$11,010,555.64	1.75%	5.310%	100.00%	676	77.01%	83.24%	8.23%
5.501 to 6.000	220	45,519,447.16	7.22	5.827	100.00	659	77.38	78.39	17.56
6.001 to 6.500	397	78,242,995.83	12.42	6.313	100.00	658	80.51	62.74	23.03
6.501 to 7.000	604	112,188,070.98	17.80	6.811	100.00	645	81.01	53.74	32.80
7.001 to 7.500	465	82,797,467.17	13.14	7.294	100.00	628	82.35	50.52	40.83
7.501 to 8.000	466	76,816,603.40	12.19	7.787	100.00	614	84.19	52.95	48.29
8.001 to 8.500	287	42,745,385.79	6.78	8.280	100.00	612	86.21	53.23	52.95
8.501 to 9.000	280	38,848,729.06	6.16	8.762	100.00	602	86.65	50.71	57.23
9.001 to 9.500	135	16,161,047.17	2.56	9.245	100.00	591	85.98	39.62	42.65
9.501 to 10.000	70	6,864,823.74	1.09	9.755	100.00	590	85.97	37.99	30.99
10.001 to 10.500	17	1,264,367.58	0.20	10.215	100.00	563	88.44	53.81	28.53
10.501 to 11.000	9	537,224.72	0.09	10.693	100.00	540	84.38	58.23	0.00
Greater than 11.000	4	184,000.00	0.03	11.622	100.00	529	69.10	13.89	0.00
Subtotal (ARM Loans):	3,005	$513,180,718.24	81.44%	7.240%	100.00%	633	82.32%	56.36%	36.80%

Fixed Rate Loans:
5.501 to 6.000	56	$11,049,170.02	1.75%	5.946%	0.00%	674	68.25%	78.90%	17.66%
6.001 to 6.500	114	21,404,813.93	3.40	6.310	0.00	655	74.46	88.17	32.04
6.501 to 7.000	124	20,799,503.74	3.30	6.784	0.00	630	75.36	75.23	40.30
7.001 to 7.500	54	8,157,309.63	1.29	7.321	0.00	633	81.07	77.08	53.41
7.501 to 8.000	65	8,684,307.22	1.38	7.772	0.00	615	79.24	79.22	42.96
8.001 to 8.500	36	3,225,120.80	0.51	8.311	0.00	622	80.11	45.00	44.34
8.501 to 9.000	63	4,769,039.67	0.76	8.819	0.00	640	88.24	77.88	41.01
9.001 to 9.500	127	6,707,665.15	1.06	9.291	0.00	674	95.15	85.64	15.23
9.501 to 10.000	140	7,069,828.37	1.12	9.867	0.00	654	98.90	63.18	4.24
10.001 to 10.500	221	11,090,136.60	1.76	10.315	0.00	659	99.15	39.45	2.02
10.501 to 11.000	145	7,181,110.51	1.14	10.809	0.00	645	98.83	34.54	2.20
Greater than 11.000	152	6,832,835.57	1.08	11.392	0.00	613	99.36	64.44	2.44
Subtotal (Fixed Rate):	1,297	$116,970,841.21	18.56%	8.035%	0.00%	645	83.52%	70.99%	26.10%

Total:	4,302	$630,151,559.45	100.00%	7.387%	81.44%	635	82.54%	59.07%	34.82%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
3.001 - 3.500	4	$875,000.00	0.17%	5.265%	100.00%	693	70.29%	75.31%	0.00%
3.501 - 4.000	30	6,440,549.53	1.26	5.930	100.00	662	75.06	63.57	2.04
4.001 - 4.500	107	17,333,268.27	3.38	6.635	100.00	639	78.43	56.19	37.73
4.501 - 5.000	295	49,732,461.94	9.69	7.457	100.00	631	83.50	60.62	45.28
5.001 - 5.500	736	132,274,540.12	25.78	7.014	100.00	625	81.82	60.80	41.74
5.501 - 6.000	1,108	184,153,480.56	35.88	7.261	100.00	648	85.17	61.40	46.21
6.001 - 6.500	552	97,791,956.12	19.06	7.318	100.00	632	80.17	34.08	16.22
6.501 - 7.000	151	22,059,745.02	4.30	8.267	100.00	556	73.92	72.91	13.82
7.001 - 7.500	13	1,653,945.11	0.32	9.167	100.00	550	83.81	52.79	25.09
7.501 - 8.000	9	865,771.57	0.17	9.807	100.00	537	82.75	92.15	5.78
Total:	3,005	$513,180,718.24	100.00%	7.240%	100.00%	633	82.32%	56.36%	36.80%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	1	$96,841.29	0.02%	8.500%	100.00%	689	95.00%	100.00%	100.00%
2.000	32	4,514,595.48	0.88	7.185	100.00	632	77.88	73.98	30.94
3.000	2,972	508,569,281.47	99.10	7.240	100.00	633	82.36	56.19	36.84
Total:	3,005	$513,180,718.24	100.00%	7.240%	100.00%	633	82.32%	56.36%	36.80%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3,005	$513,180,718.24	100.00%	7.240%	100.00%	633	82.32%	56.36%	36.80%
Total:	3,005	$513,180,718.24	100.00%	7.240%	100.00%	633	82.32%	56.36%	36.80%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	2	$504,620.66	0.10%	4.939%	100.00%	652	70.42%	100.00%	0.00%
11.001 - 11.500	9	2,002,363.75	0.39	5.334	100.00	688	76.77	40.91	8.49
11.501 - 12.000	36	7,511,985.76	1.46	5.842	100.00	656	75.07	45.61	19.49
12.001 - 12.500	92	18,983,898.59	3.70	5.882	100.00	658	79.64	78.26	23.43
12.501 - 13.000	269	52,526,207.32	10.24	6.102	100.00	653	79.56	77.86	27.35
13.001 - 13.500	426	80,857,580.61	15.76	6.473	100.00	654	81.08	61.99	26.12
13.501 - 14.000	624	114,290,710.95	22.27	6.949	100.00	641	81.43	55.03	32.64
14.001 - 14.500	427	74,999,935.26	14.61	7.363	100.00	628	82.33	50.10	40.86
14.501 - 15.000	404	65,734,826.51	12.81	7.871	100.00	612	83.86	50.68	47.76
15.001 - 15.500	269	40,253,197.02	7.84	8.340	100.00	610	85.93	51.73	49.07
15.501 - 16.000	250	34,461,929.63	6.72	8.800	100.00	604	86.50	48.34	57.41
16.001 - 16.500	112	13,621,063.29	2.65	9.269	100.00	593	86.23	35.30	46.20
16.501 - 17.000	61	6,011,056.89	1.17	9.785	100.00	589	86.22	33.25	32.21
17.001 - 17.500	15	999,160.00	0.19	10.190	100.00	567	87.19	41.55	19.46
17.501 - 18.000	5	238,182.00	0.05	10.717	100.00	565	80.56	34.34	0.00
18.001 - 18.500	2	116,450.00	0.02	11.227	100.00	526	72.19	0.00	0.00
18.501 - 19.000	1	25,550.00	0.00	11.650	100.00	590	70.00	100.00	0.00
19.501 >=	1	42,000.00	0.01	12.700	100.00	502	60.00	0.00	0.00
Total:	3,005	$513,180,718.24	100.00%	7.240%	100.00%	633	82.32%	56.36%	36.80%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	25	$5,517,391.04	1.08%	5.283%	100.00%	691	76.25%	74.02%	3.08%
5.501 - 6.000	231	47,916,404.54	9.34	5.768	100.00	658	77.27	83.21	17.35
6.001 - 6.500	409	80,892,842.43	15.76	6.296	100.00	659	80.58	61.40	22.78
6.501 - 7.000	608	112,712,921.39	21.96	6.809	100.00	645	80.93	53.76	32.65
7.001 - 7.500	464	82,718,977.38	16.12	7.294	100.00	628	82.36	50.57	40.87
7.501 - 8.000	466	76,816,603.40	14.97	7.787	100.00	614	84.19	52.95	48.29
8.001 - 8.500	287	42,745,385.79	8.33	8.280	100.00	612	86.21	53.23	52.95
8.501 - 9.000	280	38,848,729.06	7.57	8.762	100.00	602	86.65	50.71	57.23
9.001 - 9.500	135	16,161,047.17	3.15	9.245	100.00	591	85.98	39.62	42.65
9.501 - 10.000	70	6,864,823.74	1.34	9.755	100.00	590	85.97	37.99	30.99
10.001 - 10.500	17	1,264,367.58	0.25	10.215	100.00	563	88.44	53.81	28.53
10.501 - 11.000	9	537,224.72	0.10	10.693	100.00	540	84.38	58.23	0.00
11.001 - 11.500	2	116,450.00	0.02	11.227	100.00	526	72.19	0.00	0.00
11.501 - 12.000	1	25,550.00	0.00	11.650	100.00	590	70.00	100.00	0.00
12.501 - 13.000	1	42,000.00	0.01	12.700	100.00	502	60.00	0.00	0.00
Total:	3,005	$513,180,718.24	100.00%	7.240%	100.00%	633	82.32%	56.36%	36.80%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	1	$96,841.29	0.02%	8.500%	100.00%	689	95.00%	100.00%	100.00%
13 - 24	2,204	378,184,102.83	73.69	7.229	100.00	631	82.25	55.59	35.21
25 - 36	773	130,901,737.17	25.51	7.283	100.00	639	82.74	57.78	41.91
37 >=	27	3,998,036.95	0.78	6.792	100.00	653	74.24	80.90	18.91
Total:	3,005	$513,180,718.24	100.00%	7.240%	100.00%	633	82.32%	56.36%	36.80%

SAIL 2005-6 Collateral Summary – Group 2

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 2
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	1,698	$298,566,514.47	47.37%	7.450%	100.00%	608	79.61%	51.74%	26.98%
2/13 ARM (Libor)	4	529,072.60	0.08	7.078	100.00	627	69.09	32.52	0.00
3/27 ARM (Libor)	258	56,546,804.91	8.97	7.205	100.00	634	80.18	43.55	38.45
5/25 ARM (Libor)	15	3,961,710.15	0.63	6.391	100.00	693	75.41	47.22	18.75
15/15 ARM (Libor)	1	89,600.00	0.01	9.150	100.00	569	79.64	0.00	0.00
Balloon	65	3,052,283.90	0.48	10.625	0.00	651	97.76	38.14	0.00
Fixed Rate	698	114,945,097.95	18.24	7.134	0.00	644	77.12	67.15	26.12
Subtotal (Non-IOs):	2,739	$477,691,083.98	75.78%	7.356%	75.30%	621	79.15%	54.33%	27.86%

Interest-Only Loans:
2/28 ARM (Libor)	476	$116,757,853.86	18.52%	6.778%	100.00%	617	81.31%	63.89%	26.40%
3/27 ARM (Libor)	135	33,403,705.69	5.30	6.799	100.00	626	81.99	63.97	34.54
Fixed Rate	10	2,476,900.00	0.39	6.679	0.00	598	78.18	75.25	31.98
Subtotal (IO Loans):	621	$152,638,459.55	24.22%	6.781%	98.38%	619	81.41%	64.09%	28.27%

Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
60	621	$152,638,459.55	100.00%	6.781%	98.38%	619	81.41%	64.09%	28.27%
Total:	621	$152,638,459.55	100.00%	6.781%	98.38%	619	81.41%	64.09%	28.27%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	145	$5,402,012.53	0.86%	9.977%	34.10%	628	86.81%	54.78%	9.09%
50,000.01 - 100,000.00	675	51,769,415.80	8.21	8.310	72.50	610	80.64	73.66	14.85
100,000.01 - 150,000.00	716	88,956,145.02	14.11	7.520	77.79	614	78.79	65.86	20.12
150,000.01 - 200,000.00	543	94,760,228.80	15.03	7.181	82.06	607	77.32	59.36	21.73
200,000.01 - 250,000.00	369	82,615,621.81	13.11	7.047	81.28	614	77.47	56.29	22.20
250,000.01 - 300,000.00	317	87,208,525.03	13.84	6.995	83.54	607	78.52	54.82	24.17
300,000.01 - 350,000.00	280	92,517,557.80	14.68	6.905	84.97	624	79.76	47.14	32.46
350,000.01 - 400,000.00	191	70,171,107.56	11.13	6.876	85.02	647	82.48	48.12	39.90
400,000.01 - 450,000.00	70	29,737,395.62	4.72	7.075	78.35	648	84.26	48.68	55.34
450,000.01 - 500,000.00	36	17,094,800.35	2.71	6.974	72.48	653	84.87	52.81	55.96
500,000.01 - 550,000.00	11	5,824,759.30	0.92	7.198	90.80	663	88.40	54.91	64.05
550,000.01 - 600,000.00	3	1,719,935.37	0.27	7.831	100.00	699	94.43	65.75	100.00
600,000.01 - 650,000.00	3	1,901,788.54	0.30	6.746	100.00	687	79.22	65.86	0.00
650,000.01 >=	1	650,250.00	0.10	6.150	100.00	681	85.00	100.00	100.00
Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	3,211	$623,178,041.00	98.87%	7.179%	81.82%	620	79.47%	56.74%	28.28%
2nd Lien	149	7,151,502.53	1.13	10.532	0.00	654	99.02	52.26	0.00
Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	1,818	$362,428,657.26	57.50%	7.175%	77.51%	605	77.23%	57.03%	29.91%
Purchase	1,328	231,362,142.67	36.70	7.264	86.75	645	83.58	54.87	24.74
Rate/Term Refinance	213	36,434,743.60	5.78	7.337	77.20	610	79.52	65.07	29.06
Debt Consolidation	1	104,000.00	0.02	6.700	100.00	693	80.00	0.00	0.00
Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	3,049	$567,989,647.16	90.11%	7.161%	80.60%	616	79.31%	57.88%	25.72%
Investment	287	56,454,098.75	8.96	7.761	85.12	666	83.53	45.71	51.00
Second Home	24	5,885,797.62	0.93	7.397	68.31	635	79.58	47.45	23.10
Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	105	$6,660,380.63	1.06%	9.018%	7.94%	632	82.86%	50.18%	1.23%
181 - 240	118	9,621,776.90	1.53	8.180	0.00	653	85.12	70.33	25.30
241 - 360	3,003	585,456,669.93	92.88	7.206	87.00	618	79.66	55.19	27.96
361 - 480	134	28,590,716.07	4.54	6.698	0.00	647	77.93	84.30	35.03
Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	105	$6,660,380.63	1.06%	9.018%	7.94%	632	82.86%	50.18%	1.23%
181 - 240	118	9,621,776.90	1.53	8.180	0.00	653	85.12	70.33	25.30
241 - 360	3,003	585,456,669.93	92.88	7.206	87.00	618	79.66	55.19	27.96
361 - 480	134	28,590,716.07	4.54	6.698	0.00	647	77.93	84.30	35.03
Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	709	$183,072,929.87	29.04%	6.823%	83.92%	623	78.45%	50.41%	29.70%
NY	197	57,865,594.41	9.18	7.133	79.90	627	77.92	39.44	31.87
FL	273	38,288,219.60	6.07	7.624	81.66	619	80.05	50.85	22.50
HI	120	37,903,052.11	6.01	6.595	41.91	654	79.89	82.32	31.97
MA	118	28,238,370.69	4.48	6.783	86.79	627	76.53	53.72	24.49
IL	124	25,475,387.19	4.04	7.557	95.52	626	81.42	54.47	34.57
NJ	103	23,024,207.93	3.65	7.314	81.34	622	77.71	43.02	31.09
TX	167	17,064,910.98	2.71	8.001	67.06	608	81.37	59.52	15.03
AZ	94	14,939,548.55	2.37	7.219	92.73	606	80.64	73.14	28.91
MD	73	13,893,670.36	2.20	7.592	82.07	599	80.03	63.73	30.93
Other	1,382	190,563,651.84	30.23	7.571	83.21	611	81.55	64.37	25.52
Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	245	$41,231,006.42	6.54%	6.796%	66.56%	605	50.13%	48.93%	0.00%
60.01 - 70.00%	307	57,891,386.63	9.18	6.990	73.65	592	66.80	51.53	0.00
70.01 - 80.00%	1,652	311,772,710.50	49.46	7.017	83.62	622	78.81	55.78	0.00
80.01 - 85.00%
With MI:	273	59,438,529.13	9.43	7.378	80.97	612	84.40	52.99	100.00
Without MI:	60	10,119,447.36	1.61	7.789	96.14	580	84.71	60.77	0.00
85.01 - 90.00%
With MI:	321	76,711,546.81	12.17	7.349	83.69	641	89.45	51.54	100.00
Without MI:	75	11,891,324.64	1.89	7.957	92.63	604	89.54	68.68	0.00
90.01 - 95.00%
With MI:	111	29,945,111.32	4.75	7.541	86.61	647	94.73	80.78	100.00
Without MI:	39	6,556,416.65	1.04	8.369	90.54	603	94.90	92.67	0.00
95.01 - 100.00%
With MI:	61	10,140,962.37	1.61	7.796	70.56	667	99.94	75.24	100.00
Without MI:	67	7,479,599.17	1.19	8.771	93.35	613	99.94	86.42	0.00
Subtotal (First Lien):	3,211	$623,178,041.00	98.87%	7.179%	81.82%	620	79.47%	56.74%	28.28%

Second Lien Loans:
60.01 - 70.00%	1	$35,000.00	0.01%	10.450%	0.00%	610	67.43%	0.00%	0.00%
70.01 – 80.00%	2	87,000.00	0.01	9.603	0.00	618	78.96	65.52	0.00
85.01 – 90.00%	2	113,185.93	0.02	9.738	0.00	664	89.94	100.00	0.00
90.01 – 95.00%	8	387,203.85	0.06	10.587	0.00	659	93.50	79.35	0.00
95.01 – 100.00%	136	6,529,112.75	1.04	10.555	0.00	654	99.94	49.93	0.00
Subtotal (Second Lien):	149	$7,151,502.53	1.13%	10.532%	0.00%	654	99.02%	52.26%	0.00%

Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	1,010	$217,262,987.71	34.47%	7.300%	79.47%	629	81.83%	56.53%	81.02%
60.01 - 70.00%	308	58,095,554.97	9.22	6.989	73.74	592	66.88	51.70	0.35
70.01 - 80.00%	1,652	311,772,710.50	49.46	7.017	83.62	622	78.81	55.78	0.00
80.01 - 85.00%	60	10,119,447.36	1.61	7.789	96.14	580	84.71	60.77	0.00
85.01 - 90.00%	75	11,891,324.64	1.89	7.957	92.63	604	89.54	68.68	0.00
90.01 - 95.00%	39	6,556,416.65	1.04	8.369	90.54	603	94.90	92.67	0.00
95.01 - 100.00%	67	7,479,599.17	1.19	8.771	93.35	613	99.94	86.42	0.00
Subtotal (First Lien):	3,211	$623,178,041.00	98.87%	7.179%	81.82%	620	79.47%	56.74%	28.28%

Second Lien Loans:
60.01 - 70.00%	1	$35,000.00	0.01%	10.450%	0.00%	610	67.43%	0.00%	0.00%
70.01 – 80.00%	2	87,000.00	0.01	9.603	0.00	618	78.96	65.52	0.00
85.01 – 90.00%	2	113,185.93	0.02	9.738	0.00	664	89.94	100.00	0.00
90.01 – 95.00%	8	387,203.85	0.06	10.587	0.00	659	93.50	79.35	0.00
95.01 – 100.00%	136	6,529,112.75	1.04	10.555	0.00	654	99.94	49.93	0.00
Subtotal (Second Lien):	149	$7,151,502.53	1.13%	10.532%	0.00%	654	99.02%	52.26%	0.00%

Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	241	$40,764,930.43	6.47%	6.791%	67.10%	605	50.16%	48.70%	0.00%
60.01 - 70.00%	301	56,968,189.88	9.04	6.988	73.17	591	66.74	52.42	0.00
70.01 - 80.00%	817	156,710,916.21	24.86	7.281	77.97	599	77.69	49.04	0.00
80.01 - 85.00%
With MI:	264	57,835,279.50	9.18	7.362	80.45	613	84.40	52.70	100.00
Without MI:	59	9,839,780.26	1.56	7.717	96.03	580	84.22	60.79	0.00
85.01 - 90.00%
With MI:	314	74,430,224.67	11.81	7.334	83.46	641	89.42	53.04	100.00
Without MI:	93	16,282,085.41	2.58	7.717	94.17	620	86.17	53.27	0.00
90.01 - 95.00%
With MI:	119	31,431,421.41	4.99	7.577	86.60	645	94.23	78.86	100.00
Without MI:	107	17,999,924.83	2.86	7.580	88.15	637	85.23	57.78	0.00
95.01 - 100.00%
With MI:	69	12,539,224.05	1.99	7.764	76.19	662	98.10	64.64	100.00
Without MI:	827	148,376,064.35	23.54	6.824	89.34	641	80.94	66.81	0.00
Subtotal (First Lien):	3,211	$623,178,041.00	98.87%	7.179%	81.82%	620	79.47%	56.74%	28.28%

Second Lien Loans:
60.01 - 70.00%	1	$35,000.00	0.01%	10.450%	0.00%	610	67.43%	0.00%	0.00%
70.01 – 80.00%	2	87,000.00	0.01	9.603	0.00	618	78.96	65.52	0.00
85.01 – 90.00%	2	113,185.93	0.02	9.738	0.00	664	89.94	100.00	0.00
90.01 – 95.00%	8	387,203.85	0.06	10.587	0.00	659	93.50	79.35	0.00
95.01 – 100.00%	136	6,529,112.75	1.04	10.555	0.00	654	99.94	49.93	0.00
Subtotal (Second Lien):	149	$7,151,502.53	1.13%	10.532%	0.00%	654	99.02%	52.26%	0.00%

Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	12	$1,371,620.60	0.22%	8.003%	81.41%	N/A	69.62%	69.08%	0.00%
500 - 520	185	30,800,611.07	4.89	8.538	90.72	510	73.99	60.18	9.10
521 - 540	203	33,136,823.13	5.26	8.360	89.53	531	74.74	64.60	16.98
541 - 560	213	35,239,367.85	5.59	7.703	88.61	550	74.69	63.99	16.89
561 - 580	253	43,977,492.98	6.98	7.626	85.22	571	78.10	58.80	31.57
581 - 600	507	95,759,582.67	15.19	7.146	88.63	591	79.54	67.38	22.92
601 - 620	568	109,297,447.62	17.34	7.016	87.02	611	80.70	64.90	29.62
621 - 640	360	63,822,951.47	10.13	7.022	70.31	630	80.65	58.09	26.17
641 - 660	328	66,850,598.24	10.61	6.991	75.74	650	81.84	47.83	35.61
661 - 680	267	51,100,538.05	8.11	6.968	78.22	670	81.94	45.62	34.62
681 - 700	194	39,517,314.41	6.27	6.799	73.56	690	81.24	38.97	31.87
701 - 720	100	20,864,020.83	3.31	6.718	59.32	711	81.98	46.67	39.04
721 - 740	55	11,857,883.57	1.88	6.661	61.67	728	79.78	29.93	35.79
741 - 760	56	13,600,025.81	2.16	6.922	72.48	749	85.10	35.09	48.94
761 - 780	35	7,636,816.46	1.21	6.627	69.54	767	81.60	48.95	31.09
781 >=	24	5,496,448.77	0.87	6.530	55.16	789	77.55	55.17	26.11
Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	2,499	$427,191,841.21	67.77%	7.241%	79.99%	613	78.99%	59.40%	25.03%
2-4 Family	356	111,027,817.21	17.61	7.171	84.97	647	81.53	40.69	41.80
PUD	289	54,145,587.39	8.59	7.223	83.83	618	80.17	64.75	21.24
Condo	216	37,964,297.72	6.02	7.063	74.82	631	81.54	61.53	29.99
Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$111,991,634.54	$23,801,026.16	$273,628,061.21	$5,903,646.42	$0.00	$0.00	$415,324,368.33
Fixed Rate	23,721,465.24	10,820,633.05	2,127,657.66	80,752,242.00	0.00	0.00	117,421,997.95
3/27 ARM (Libor)	44,329,642.33	1,502,571.05	1,030,658.00	43,087,639.22	0.00	0.00	89,950,510.60
5/25 ARM (Libor)	225,250.00	475,846.70	364,510.83	2,896,102.62	0.00	0.00	3,961,710.15
Balloon	879,577.04	58,500.00	1,662,239.78	451,967.08	0.00	0.00	3,052,283.90
2/13 ARM (Libor)	264,820.13	0.00	264,252.47	0.00	0.00	0.00	529,072.60
15/15 ARM (Libor)	89,600.00	0.00	0.00	0.00	0.00	0.00	89,600.00
Total:	$181,501,989.28	$36,658,576.96	$279,077,379.95	$133,091,597.34	$0.00	$0.00	$630,329,543.53

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	26.96%	5.73%	65.88%	1.42%	0.00%	0.00%	65.89%
Fixed Rate	20.20	9.22	1.81	68.77	0.00	0.00	18.63
3/27 ARM (Libor)	49.28	1.67	1.15	47.90	0.00	0.00	14.27
5/25 ARM (Libor)	5.69	12.01	9.20	73.10	0.00	0.00	0.63
Balloon	28.82	1.92	54.46	14.81	0.00	0.00	0.48
2/13 ARM (Libor)	50.05	0.00	49.95	0.00	0.00	0.00	0.08
15/15 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.01
Total:	28.79%	5.82%	44.27%	21.11%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	1,689	$348,872,126.13	55.35%	6.949%	77.19%	620	78.93%	57.94%	26.33%
None	947	181,501,989.28	28.79	7.538	86.45	625	80.00	51.34	30.98
2% of UPB	292	41,098,072.54	6.52	7.540	81.49	618	81.80	60.17	30.96
1% of Amount Prepaid	134	15,624,542.89	2.48	7.549	83.68	597	77.82	67.52	14.25
6 Mo. Int. on UPB	104	13,736,849.49	2.18	7.566	88.28	630	87.83	64.49	37.51
Other	194	29,495,963.20	4.68	7.614	84.64	604	81.15	60.59	27.27
Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	2,039	$357,342,792.09	56.69%	7.125%	77.55%	612	80.67%	100.00%	28.78%
Stated	1,120	235,280,388.71	37.33	7.366	85.70	628	78.51	0.00	27.34
Limited	153	29,390,024.24	4.66	7.230	84.83	647	79.66	0.00	26.47
No Documentation	48	8,316,338.49	1.32	6.891	74.10	681	71.67	0.00	15.38
Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

Full Doc Loans:
5.01 to 10.00	7	$1,832,005.37	0.29%	6.860%	95.70%	653	87.14%	100.00%	71.03%
10.01 to 15.00	17	3,113,060.18	0.49	6.829	73.91	652	76.21	100.00	12.80
15.01 to 20.00	41	8,140,757.59	1.29	7.082	73.06	620	78.82	100.00	38.82
20.01 to 25.00	102	15,700,462.40	2.49	7.000	71.68	618	74.69	100.00	23.03
25.01 to 30.00	196	28,868,951.78	4.58	7.285	79.29	603	78.89	100.00	25.74
30.01 to 35.00	266	42,226,622.69	6.70	7.261	84.23	605	79.23	100.00	24.73
35.01 to 40.00	347	56,008,592.41	8.89	7.113	74.72	614	80.06	100.00	27.60
40.01 to 45.00	406	75,020,843.22	11.90	7.104	79.78	616	82.71	100.00	35.46
45.01 to 50.00	477	86,988,557.87	13.80	7.186	78.11	612	82.81	100.00	29.62
50.01 to 55.00	147	33,004,541.78	5.24	6.852	68.36	607	78.53	100.00	23.90
55.01 to 60.00	33	6,438,396.80	1.02	7.019	80.75	605	78.71	100.00	12.15
Subtotal (Full Doc):	2,039	$357,342,792.09	56.69%	7.125%	77.55%	612	80.67%	100.00%	28.78%

Non-Full Doc Loans:
Not available	58	$9,823,263.72	1.56%	7.051%	76.82%	677	72.41%	0.00%	13.02%
5.01 to 10.00	3	509,533.23	0.08	7.852	100.00	625	78.70	0.00	60.85
10.01 to 15.00	20	2,615,740.14	0.41	7.582	84.17	640	76.35	0.00	19.06
15.01 to 20.00	28	4,075,988.99	0.65	7.694	87.45	620	77.81	0.00	42.64
20.01 to 25.00	56	9,181,705.57	1.46	7.319	75.66	649	74.28	0.00	23.40
25.01 to 30.00	92	15,521,299.97	2.46	7.627	86.92	621	75.61	0.00	21.71
30.01 to 35.00	182	35,962,279.62	5.71	7.420	84.96	625	76.98	0.00	27.10
35.01 to 40.00	254	52,628,819.79	8.35	7.264	85.48	626	77.40	0.00	22.89
40.01 to 45.00	283	60,428,197.89	9.59	7.282	87.98	630	79.89	0.00	31.33
45.01 to 50.00	284	66,947,633.02	10.62	7.355	85.25	638	81.03	0.00	28.94
50.01 to 55.00	54	13,962,830.02	2.22	7.259	81.38	611	77.95	0.00	26.32
55.01 to 60.00	7	1,329,459.48	0.21	7.411	100.00	618	76.65	0.00	20.71
Subtotal (Non-Full Doc):	1,321	$272,986,751.44	43.31%	7.337%	85.25%	631	78.42%	0.00%	26.88%

Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	59	$15,421,583.53	2.45%	5.330%	100.00%	670	74.10%	48.57%	10.65%
5.501 to 6.000	213	51,244,673.03	8.13	5.827	100.00	637	76.02	73.59	13.33
6.001 to 6.500	350	77,958,038.87	12.37	6.317	100.00	630	77.33	64.45	17.77
6.501 to 7.000	488	108,261,581.14	17.18	6.797	100.00	626	79.95	51.39	25.95
7.001 to 7.500	386	79,211,146.82	12.57	7.298	100.00	618	81.96	46.41	35.66
7.501 to 8.000	396	77,194,316.25	12.25	7.786	100.00	602	81.88	44.80	41.52
8.001 to 8.500	238	40,711,677.76	6.46	8.303	100.00	599	84.38	55.19	46.81
8.501 to 9.000	197	29,031,727.58	4.61	8.777	100.00	578	82.80	51.85	30.45
9.001 to 9.500	108	14,512,780.17	2.30	9.251	100.00	565	82.14	51.58	27.22
9.501 to 10.000	82	9,530,288.16	1.51	9.749	100.00	554	81.45	62.98	15.98
10.001 to 10.500	35	3,438,630.74	0.55	10.246	100.00	538	79.79	59.29	20.82
10.501 to 11.000	22	2,513,524.57	0.40	10.726	100.00	527	79.48	45.09	24.67
Greater than 11.000	13	825,293.06	0.13	11.606	100.00	535	72.96	62.78	0.00
Subtotal (ARM Loans):	2,587	$509,855,261.68	80.89%	7.218%	100.00%	615	80.18%	54.35%	28.52%

Fixed Rate Loans:
Less than 5.501	2	$454,262.41	0.07%	5.451%	0.00%	683	65.30%	100.00%	0.00%
5.501 to 6.000	72	16,665,370.17	2.64	5.920	0.00	673	69.47	81.20	14.73
6.001 to 6.500	128	29,578,972.22	4.69	6.308	0.00	669	75.57	68.25	17.80
6.501 to 7.000	122	25,240,878.57	4.00	6.802	0.00	626	78.10	67.30	36.61
7.001 to 7.500	76	12,444,833.16	1.97	7.307	0.00	638	76.46	68.41	28.65
7.501 to 8.000	84	13,648,529.51	2.17	7.782	0.00	624	78.57	51.68	35.37
8.001 to 8.500	43	5,957,827.90	0.95	8.274	0.00	638	82.08	51.75	45.39
8.501 to 9.000	48	4,690,964.72	0.74	8.809	0.00	609	82.22	73.87	30.86
9.001 to 9.500	22	2,177,488.24	0.35	9.258	0.00	605	81.28	62.82	17.57
9.501 to 10.000	54	2,966,924.40	0.47	9.833	0.00	601	89.66	61.12	14.16
10.001 to 10.500	44	2,492,204.32	0.40	10.349	0.00	630	91.67	65.73	10.62
10.501 to 11.000	34	2,157,582.08	0.34	10.806	0.00	617	93.39	53.03	11.33
Greater than 11.000	44	1,998,444.15	0.32	11.672	0.00	615	95.58	48.88	0.00
Subtotal (Fixed Rate):	773	$120,474,281.85	19.11%	7.213%	0.00%	643	77.66%	66.59%	25.58%

Total:	3,360	$630,329,543.53	100.00%	7.217%	80.89%	620	79.70%	56.69%	27.96%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	8	$1,071,802.69	0.21%	7.441%	100.00%	659	81.03%	28.15%	21.81%
3.001 - 3.500	7	1,774,807.02	0.35	5.606	100.00	664	67.98	57.88	0.00
3.501 - 4.000	64	12,824,563.34	2.52	5.853	100.00	657	71.61	60.25	0.63
4.001 - 4.500	153	30,545,266.54	5.99	6.283	100.00	632	74.05	56.32	11.16
4.501 - 5.000	353	67,470,326.80	13.23	6.839	100.00	633	77.51	50.62	19.49
5.001 - 5.500	469	111,819,802.29	21.93	6.958	100.00	613	80.82	53.54	38.71
5.501 - 6.000	758	159,501,781.33	31.28	7.162	100.00	621	82.55	59.01	33.85
6.001 - 6.500	282	58,394,104.33	11.45	7.564	100.00	605	78.74	41.58	19.68
6.501 - 7.000	153	25,140,570.57	4.93	8.131	100.00	583	78.04	53.60	30.67
7.001 - 7.500	89	12,696,322.98	2.49	8.450	100.00	569	79.79	45.78	24.72
7.501 - 8.000	91	10,816,835.76	2.12	8.928	100.00	567	82.84	56.86	40.05
8.001 - 8.500	50	6,222,296.55	1.22	8.768	100.00	592	90.97	69.43	37.92
8.501 - 9.000	53	6,128,348.93	1.20	9.146	100.00	573	85.70	70.08	18.95
9.001 - 9.500	25	2,730,020.79	0.54	9.428	100.00	578	90.76	65.66	28.34
9.501 - 10.000	25	2,194,368.27	0.43	9.843	100.00	567	92.07	96.72	4.07
10.001 >=	7	524,043.49	0.10	10.324	100.00	559	85.25	90.46	40.91
Total:	2,587	$509,855,261.68	100.00%	7.218%	100.00%	615	80.18%	54.35%	28.52%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.500	13	$2,767,413.60	0.54%	7.136%	100.00%	663	81.43%	21.42%	56.84%
2.000	94	17,288,266.42	3.39	6.949	100.00	671	78.42	31.15	15.06
3.000	2,473	488,519,041.95	95.82	7.228	100.00	613	80.24	55.39	28.85
5.000	1	178,500.00	0.04	8.375	100.00	697	85.00	0.00	100.00
6.000	5	964,430.24	0.19	6.902	100.00	601	72.04	58.19	0.00
7.000	1	137,609.47	0.03	8.100	100.00	751	90.00	0.00	100.00
Total:	2,587	$509,855,261.68	100.00%	7.218%	100.00%	615	80.18%	54.35%	28.52%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	2,498	$494,859,785.72	97.06%	7.222%	100.00%	613	80.25%	55.39%	28.97%
1.500	14	2,905,023.07	0.57	7.182	100.00	667	81.84	20.40	58.88
2.000	75	12,090,452.89	2.37	7.056	100.00	669	76.91	19.92	3.05
Total:	2,587	$509,855,261.68	100.00%	7.218%	100.00%	615	80.18%	54.35%	28.52%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	4	$1,167,064.38	0.23%	4.970%	100.00%	618	63.12%	25.28%	0.00%
11.001 - 11.500	40	9,402,470.78	1.84	5.509	100.00	667	74.48	39.85	11.11
11.501 - 12.000	124	24,766,560.23	4.86	5.833	100.00	639	74.70	64.78	13.06
12.001 - 12.500	219	45,646,562.42	8.95	6.248	100.00	640	75.92	55.41	18.12
12.501 - 13.000	352	75,368,841.58	14.78	6.482	100.00	622	77.25	62.22	16.81
13.001 - 13.500	375	77,924,435.00	15.28	6.821	100.00	617	79.50	60.29	21.29
13.501 - 14.000	486	102,272,344.08	20.06	7.190	100.00	616	80.92	48.76	30.66
14.001 - 14.500	323	62,396,746.07	12.24	7.672	100.00	607	82.78	49.18	38.07
14.501 - 15.000	283	53,716,223.73	10.54	8.130	100.00	600	83.58	48.19	43.40
15.001 - 15.500	147	25,624,748.98	5.03	8.633	100.00	600	86.60	58.25	54.33
15.501 - 16.000	118	17,310,687.72	3.40	9.178	100.00	583	84.33	55.36	35.62
16.001 - 16.500	59	7,707,937.53	1.51	9.548	100.00	571	82.25	50.63	39.81
16.501 - 17.000	30	3,670,632.70	0.72	10.151	100.00	560	82.19	44.44	32.35
17.001 - 17.500	13	1,389,585.66	0.27	10.421	100.00	543	79.51	47.47	36.10
17.501 - 18.000	11	1,283,455.23	0.25	10.905	100.00	526	77.89	56.49	26.46
18.001 - 18.500	1	39,939.72	0.01	11.100	100.00	588	25.97	0.00	0.00
18.501 - 19.000	1	37,500.00	0.01	11.825	100.00	531	75.00	0.00	0.00
19.001 - 19.500	1	129,525.87	0.03	12.025	100.00	525	80.00	0.00	0.00
Total:	2,587	$509,855,261.68	100.00%	7.218%	100.00%	615	80.18%	54.35%	28.52%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	47	$11,708,075.39	2.30%	5.435%	100.00%	662	72.83%	40.11%	6.69%
5.501 - 6.000	220	53,127,608.52	10.42	5.795	100.00	638	75.94	74.61	13.86
6.001 - 6.500	355	79,738,086.02	15.64	6.300	100.00	631	77.42	63.82	17.78
6.501 - 7.000	490	108,742,056.34	21.33	6.796	100.00	627	79.97	51.37	25.96
7.001 - 7.500	388	79,376,146.82	15.57	7.299	100.00	618	81.95	46.40	35.67
7.501 - 8.000	394	77,017,816.25	15.11	7.787	100.00	602	81.88	44.80	41.52
8.001 - 8.500	236	40,459,768.29	7.94	8.305	100.00	598	84.34	55.36	46.85
8.501 - 9.000	195	28,638,537.35	5.62	8.770	100.00	579	82.85	52.84	30.35
9.001 - 9.500	110	14,739,430.17	2.89	9.245	100.00	566	82.33	50.79	27.64
9.501 - 10.000	81	9,489,656.50	1.86	9.748	100.00	555	81.54	62.82	16.05
10.001 - 10.500	36	3,479,262.40	0.68	10.243	100.00	538	79.56	59.77	20.58
10.501 - 11.000	22	2,513,524.57	0.49	10.726	100.00	527	79.48	45.09	24.67
11.001 - 11.500	6	350,632.65	0.07	11.296	100.00	539	69.86	88.61	0.00
11.501 - 12.000	6	345,134.54	0.07	11.765	100.00	536	73.47	60.09	0.00
12.001 - 12.500	1	129,525.87	0.03	12.025	100.00	525	80.00	0.00	0.00
Total:	2,587	$509,855,261.68	100.00%	7.218%	100.00%	615	80.18%	54.35%	28.52%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	2	$344,963.93	0.07%	7.022%	100.00%	645	94.98%	100.00%	100.00%
13 - 24	2,170	413,818,477.00	81.16	7.263	100.00	611	80.08	55.10	26.84
25 - 36	396	90,631,010.60	17.78	7.042	100.00	631	80.73	51.46	36.14
37 >=	19	5,060,810.15	0.99	6.668	100.00	679	77.16	42.34	25.00
Total:	2,587	$509,855,261.68	100.00%	7.218%	100.00%	615	80.18%	54.35%	28.52%

SAIL 2005-6 Collateral Summary – Group 3

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 3
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
2/28 ARM (Libor)	449	$149,654,569.53	74.81%	6.544%	100.00%	672	80.81%	42.96%	22.30%
3/27 ARM (Libor)	144	39,018,265.71	19.50	6.504	100.00	668	79.71	44.30	14.74
5/25 ARM (Libor)	24	6,281,158.44	3.14	5.769	100.00	717	77.78	62.53	12.66
Fixed Rate	15	5,090,620.22	2.54	6.557	0.00	680	77.33	62.48	23.58
Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	14	$3,468,640.00	1.73%	6.580%	100.00%	694	80.27%	33.97%	30.58%
36	2	662,000.00	0.33	5.892	100.00	681	78.39	40.79	0.00
60	600	191,064,758.02	95.51	6.527	98.12	672	80.62	45.11	20.96
120	16	4,849,215.88	2.42	5.954	69.16	702	72.55	21.46	0.00
Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
50,000.01 - 100,000.00	19	$1,591,211.72	0.80%	6.934%	100.00%	679	79.02%	44.88%	5.94%
100,000.01 - 150,000.00	72	9,275,857.96	4.64	6.698	98.38	679	78.32	39.19	5.84
150,000.01 - 200,000.00	84	14,822,937.06	7.41	6.483	97.87	677	79.53	38.48	9.26
200,000.01 - 250,000.00	88	19,787,366.58	9.89	6.565	98.98	676	79.35	33.81	12.30
250,000.01 - 300,000.00	68	18,734,584.47	9.37	6.428	92.86	677	79.33	38.15	14.66
300,000.01 - 350,000.00	47	15,139,871.43	7.57	6.561	100.00	684	81.05	23.58	12.66
350,000.01 - 400,000.00	77	29,194,789.95	14.59	6.383	100.00	672	80.39	38.88	18.14
400,000.01 - 450,000.00	57	24,024,747.50	12.01	6.555	98.17	677	81.48	40.10	24.36
450,000.01 - 500,000.00	46	22,009,406.55	11.00	6.511	93.31	666	82.08	45.67	28.74
500,000.01 - 550,000.00	31	16,222,109.70	8.11	6.559	96.79	666	82.75	51.53	38.55
550,000.01 - 600,000.00	17	9,813,500.00	4.91	6.378	100.00	670	81.08	53.24	35.67
600,000.01 - 650,000.00	6	3,702,544.00	1.85	6.689	100.00	662	83.29	83.12	50.17
650,000.01 >=	20	15,725,686.98	7.86	6.545	95.84	662	77.20	85.99	18.58
Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%
Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Purchase	396	$117,234,122.26	58.60%	6.479%	98.71%	684	80.33%	37.29%	9.45%
Cash Out Refinance	205	73,506,410.47	36.75	6.590	95.81	657	80.71	53.41	37.56
Rate/Term Refinance	31	9,304,081.17	4.65	6.318	94.63	662	79.14	61.32	26.08
Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	583	$190,511,051.59	95.23%	6.488%	97.41%	672	80.53%	45.80%	21.09%
Investment	43	8,592,820.59	4.30	6.980	100.00	680	77.80	12.56	10.96
Second Home	6	940,741.72	0.47	7.245	83.84	701	80.00	37.66	0.00
Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
241 - 360	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%
Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
241 - 360	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%
Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	337	$126,919,628.24	63.45%	6.427%	98.71%	671	80.87%	41.71%	23.28%
NV	31	6,941,106.40	3.47	6.795	100.00	684	80.87	34.53	13.61
AZ	35	6,872,835.17	3.44	6.740	96.35	669	80.57	55.80	9.07
NY	17	6,255,999.89	3.13	6.492	89.71	683	79.29	46.94	9.34
VA	18	5,809,250.59	2.90	6.563	91.53	667	79.20	40.60	0.00
FL	26	5,367,556.71	2.68	6.976	100.00	671	80.47	39.33	23.88
WA	19	4,406,364.60	2.20	6.305	100.00	706	79.07	44.24	7.68
MN	17	4,260,346.00	2.13	6.813	100.00	682	81.52	37.60	18.95
CO	19	4,048,938.00	2.02	6.923	96.30	666	78.91	49.70	9.51
MD	11	3,610,955.82	1.81	7.027	94.42	663	74.68	39.63	14.92
Other	102	25,551,632.48	12.77	6.541	93.28	675	79.58	59.13	23.72
Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	11	$2,614,937.82	1.31%	5.986%	86.56%	665	52.75%	11.47%	0.00%
60.01 - 70.00%	27	9,861,450.00	4.93	6.333	100.00	659	66.89	30.40	0.00
70.01 - 80.00%	481	143,035,998.63	71.50	6.449	97.53	678	79.40	42.05	0.00
80.01 - 85.00%	35	13,592,299.99	6.79	6.688	93.34	666	84.07	56.58	100.00
85.01 - 90.00%
With MI:	61	23,321,827.49	11.66	6.768	98.74	664	89.67	52.11	100.00
Without MI:	6	2,924,844.97	1.46	6.970	100.00	632	88.90	67.96	0.00
90.01 - 95.00%
With MI:	10	4,199,255.00	2.10	7.036	100.00	645	93.15	69.49	100.00
Without MI:	1	494,000.00	0.25	7.200	100.00	609	93.21	100.00	0.00
Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	117	$43,728,320.30	21.86%	6.722%	96.45%	663	86.06%	52.74%	94.02%
60.01 - 70.00%	27	9,861,450.00	4.93	6.333	100.00	659	66.89	30.40	0.00
70.01 - 80.00%	481	143,035,998.63	71.50	6.449	97.53	678	79.40	42.05	0.00
85.01 - 90.00%	6	2,924,844.97	1.46	6.970	100.00	632	88.90	67.96	0.00
90.01 - 95.00%	1	494,000.00	0.25	7.200	100.00	609	93.21	100.00	0.00
Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.00%	11	$2,614,937.82	1.31%	5.986%	86.56%	665	52.75%	11.47%	0.00%
60.01 - 70.00%	20	8,274,250.00	4.14	6.272	100.00	648	66.62	33.98	0.00
70.01 - 80.00%	97	31,211,442.20	15.60	6.353	93.77	671	77.93	50.45	0.00
80.01 - 85.00%
With MI:	35	13,592,299.99	6.79	6.688	93.34	666	84.07	56.58	100.00
Without MI:	2	1,030,000.00	0.51	6.788	100.00	671	75.16	0.00	0.00
85.01 - 90.00%
With MI:	59	22,552,827.49	11.27	6.767	98.69	665	89.73	52.65	100.00
Without MI:	23	8,217,384.74	4.11	6.633	98.00	661	81.82	47.95	0.00
90.01 - 95.00%
With MI:	9	3,940,200.00	1.97	7.029	100.00	646	93.19	67.48	100.00
Without MI:	44	9,394,431.98	4.70	6.944	98.38	670	79.82	31.34	0.00
95.01 - 100.00%
With MI:	3	1,028,055.00	0.51	6.892	100.00	639	89.08	52.34	100.00
Without MI:	329	98,188,784.68	49.08	6.435	98.70	681	79.84	40.92	0.00
Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
601 - 620	49	$18,114,656.47	9.06%	6.766%	100.00%	612	82.30%	78.16%	30.13%
621 - 640	111	36,368,918.25	18.18	6.557	98.04	631	79.88	62.84	23.00
641 - 660	105	33,946,541.36	16.97	6.624	97.73	651	80.59	45.66	22.25
661 - 680	94	30,000,248.80	15.00	6.551	96.87	670	80.18	45.19	22.81
681 - 700	121	33,578,633.82	16.79	6.572	94.35	690	80.50	27.83	21.65
701 - 720	65	21,041,462.38	10.52	6.263	97.77	710	79.97	32.93	12.21
721 - 740	28	10,507,608.74	5.25	6.297	100.00	729	79.95	19.63	7.96
741 - 760	31	8,997,749.77	4.50	6.177	98.31	750	81.25	20.47	24.69
761 - 780	16	4,024,362.59	2.01	6.318	100.00	769	80.00	25.92	0.00
781 >=	12	3,464,431.72	1.73	5.970	95.67	792	77.82	40.08	0.00
Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	439	$141,206,968.21	70.59%	6.491%	97.78%	671	80.34%	43.72%	21.54%
PUD	106	33,800,967.75	16.90	6.582	96.51	677	81.20	54.35	21.28
Condo	57	15,270,118.17	7.63	6.472	98.07	666	80.45	42.49	15.68
2-4 Family	30	9,766,559.77	4.88	6.643	95.09	693	78.59	21.41	11.38
Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$31,246,289.46	$9,064,110.80	$108,325,469.27	$1,018,700.00	$0.00	$0.00	$149,654,569.53
3/27 ARM (Libor)	9,255,043.77	952,144.67	443,967.47	28,367,109.80	0.00	0.00	39,018,265.71
5/25 ARM (Libor)	3,724,043.72	0.00	0.00	2,557,114.72	0.00	0.00	6,281,158.44
Fixed Rate	1,495,345.82	250,750.00	0.00	3,344,524.40	0.00	0.00	5,090,620.22
Total:	$45,720,722.77	$10,267,005.47	$108,769,436.74	$35,287,448.92	$0.00	$0.00	$200,044,613.90

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	20.88%	6.06%	72.38%	0.68%	0.00%	0.00%	74.81%
3/27 ARM (Libor)	23.72	2.44	1.14	72.70	0.00	0.00	19.50
5/25 ARM (Libor)	59.29	0.00	0.00	40.71	0.00	0.00	3.14
Fixed Rate	29.37	4.93	0.00	65.70	0.00	0.00	2.54
Total:	22.86%	5.13%	54.37%	17.64%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	400	$130,635,993.95	65.30%	6.403%	97.82%	671	80.79%	46.66%	22.51%
None	148	45,720,722.77	22.86	6.784	96.73	678	79.54	39.25	18.45
6 Mo. Int. on 80% of UPB	20	7,117,792.07	3.56	6.402	100.00	692	80.30	22.93	10.15
2% of UPB	30	6,901,336.00	3.45	6.873	100.00	669	81.96	38.52	29.94
6 Mo. Int. on UPB	14	3,361,664.72	1.68	6.110	100.00	715	80.00	53.92	0.00
Other	20	6,307,104.39	3.15	6.748	88.22	646	77.41	58.36	7.68
Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	256	$88,681,930.30	44.33%	6.320%	96.41%	658	81.25%	100.00%	25.67%
Stated	217	67,698,110.04	33.84	6.810	97.94	678	80.98	0.00	23.49
Limited	132	36,856,332.56	18.42	6.392	100.00	694	78.64	0.00	6.64
No Documentation	27	6,808,241.00	3.40	6.707	92.43	697	73.42	0.00	0.00
Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
10.01 to 15.00	2	$567,920.00	0.28%	6.299%	100.00%	625	80.00%	100.00%	0.00%
15.01 to 20.00	3	1,285,200.00	0.64	6.463	100.00	622	80.44	100.00	28.10
20.01 to 25.00	6	1,789,218.00	0.89	6.086	100.00	663	84.37	100.00	34.68
25.01 to 30.00	12	5,598,350.00	2.80	6.116	100.00	667	73.86	100.00	15.96
30.01 to 35.00	22	7,027,256.69	3.51	6.309	100.00	659	82.77	100.00	25.38
35.01 to 40.00	36	10,955,703.70	5.48	6.157	100.00	662	81.09	100.00	37.48
40.01 to 45.00	65	20,557,423.98	10.28	6.416	94.93	666	81.97	100.00	25.88
45.01 to 50.00	83	29,692,270.13	14.84	6.339	94.28	657	81.29	100.00	21.94
50.01 to 55.00	25	10,209,287.80	5.10	6.323	95.70	643	82.03	100.00	25.25
55.01 to 60.00	2	999,300.00	0.50	7.019	100.00	674	85.85	100.00	58.45
Subtotal (Full Doc):	256	$88,681,930.30	44.33%	6.320%	96.41%	658	81.25%	100.00%	25.67%

Non-Full Doc Loans:
Not available	39	$10,368,140.99	5.18%	6.739%	90.21%	690	75.16%	0.00%	0.00%
10.01 to 15.00	2	282,500.00	0.14	7.816	100.00	620	83.35	0.00	33.45
15.01 to 20.00	2	571,400.00	0.29	6.884	100.00	734	88.98	0.00	89.78
20.01 to 25.00	10	2,601,640.00	1.30	7.208	100.00	697	78.94	0.00	15.91
25.01 to 30.00	27	5,832,187.86	2.92	6.786	95.70	687	79.51	0.00	6.46
30.01 to 35.00	34	9,695,835.84	4.85	6.344	100.00	680	79.28	0.00	8.15
35.01 to 40.00	51	13,091,243.68	6.54	6.543	100.00	689	79.25	0.00	17.67
40.01 to 45.00	121	37,368,172.53	18.68	6.707	99.59	682	80.70	0.00	21.60
45.01 to 50.00	82	28,190,962.70	14.09	6.632	98.25	685	80.72	0.00	18.74
50.01 to 55.00	8	3,360,600.00	1.68	6.898	100.00	659	77.52	0.00	14.73
Subtotal (Non-Full Doc):	376	$111,362,683.60	55.67%	6.665%	98.28%	684	79.74%	0.00%	16.48%

Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	39	$10,920,741.84	5.46%	5.386%	100.00%	701	79.06%	61.71%	18.87%
5.501 to 6.000	133	44,287,299.11	22.14	5.840	100.00	680	78.02	60.65	8.52
6.001 to 6.500	160	52,278,839.12	26.13	6.295	100.00	676	80.57	44.34	17.59
6.501 to 7.000	156	47,417,566.83	23.70	6.794	100.00	666	81.75	33.99	27.40
7.001 to 7.500	77	25,355,457.41	12.67	7.269	100.00	659	81.86	38.55	30.18
7.501 to 8.000	33	10,522,009.37	5.26	7.734	100.00	665	82.27	22.78	26.42
8.001 to 8.500	16	3,281,380.00	1.64	8.216	100.00	664	81.02	4.22	17.31
8.501 to 9.000	2	726,000.00	0.36	8.751	100.00	623	87.01	40.29	100.00
10.001 to 10.500	1	164,700.00	0.08	10.225	100.00	626	90.00	0.00	100.00
Subtotal (ARM Loans):	617	$194,953,993.68	97.46%	6.511%	100.00%	673	80.49%	43.86%	20.47%

Fixed Rate Loans:
5.501 to 6.000	3	$954,345.82	0.48%	5.816%	0.00%	666	70.33%	78.90%	0.00%
6.001 to 6.500	4	1,511,324.40	0.76	6.347	0.00	684	77.57	90.07	43.31
6.501 to 7.000	6	2,308,950.00	1.15	6.824	0.00	680	79.70	46.18	23.64
7.001 to 7.500	1	164,000.00	0.08	7.250	0.00	662	80.00	0.00	0.00
8.001 to 8.500	1	152,000.00	0.08	8.500	0.00	749	80.00	0.00	0.00
Subtotal (Fixed Rate):	15	$5,090,620.22	2.54%	6.557%	0.00%	680	77.33%	62.48%	23.58%

Total:	632	$200,044,613.90	100.00%	6.512%	97.46%	673	80.41%	44.33%	20.55%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	21	$4,771,893.72	2.45%	5.621%	100.00%	720	79.04%	61.77%	23.29%
3.001 - 3.500	13	4,769,829.76	2.45	5.730	100.00	695	73.02	46.37	7.84
3.501 - 4.000	10	4,950,220.00	2.54	5.911	100.00	653	76.05	56.98	0.00
4.001 - 4.500	12	3,395,249.89	1.74	5.843	100.00	697	77.22	21.56	15.52
4.501 - 5.000	152	39,565,477.84	20.29	6.491	100.00	676	79.03	35.81	10.82
5.001 - 5.500	101	36,946,197.00	18.95	6.364	100.00	677	80.81	51.20	27.58
5.501 - 6.000	186	64,785,893.71	33.23	6.595	100.00	661	82.38	60.58	30.89
6.001 - 6.500	101	30,378,589.76	15.58	6.836	100.00	682	80.00	8.10	3.97
6.501 - 7.000	15	3,778,642.00	1.94	6.967	100.00	652	80.55	35.36	15.89
7.001 - 7.500	3	981,000.00	0.50	7.623	100.00	645	90.00	37.16	100.00
7.501 - 8.000	3	631,000.00	0.32	8.644	100.00	644	88.32	46.35	100.00
Total:	617	$194,953,993.68	100.00%	6.511%	100.00%	673	80.49%	43.86%	20.47%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.500	8	$2,234,400.00	1.15%	6.404%	100.00%	646	76.39%	37.25%	0.00%
2.000	117	27,499,619.23	14.11	6.671	100.00	675	78.15	21.64	2.49
3.000	465	158,282,007.21	81.19	6.514	100.00	671	80.99	48.08	23.98
5.000	16	3,077,543.72	1.58	5.632	100.00	724	77.96	74.32	25.84
6.000	8	2,746,389.77	1.41	5.945	100.00	696	80.00	12.09	0.00
7.000	3	1,114,033.75	0.57	6.164	100.00	717	83.35	0.00	42.78
Total:	617	$194,953,993.68	100.00%	6.511%	100.00%	673	80.49%	43.86%	20.47%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	490	$164,374,584.68	84.31%	6.499%	100.00%	673	80.98%	47.96%	24.28%
1.500	8	2,234,400.00	1.15	6.404	100.00	646	76.39	37.25	0.00
2.000	118	28,013,009.00	14.37	6.602	100.00	676	77.95	19.63	0.00
5.000	1	332,000.00	0.17	5.600	100.00	625	80.00	100.00	0.00
Total:	617	$194,953,993.68	100.00%	6.511%	100.00%	673	80.49%	43.86%	20.47%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$228,400.00	0.12%	5.000%	100.00%	690	80.00%	100.00%	0.00%
10.001 - 10.500	12	2,531,052.00	1.30	5.366	100.00	730	80.70	75.72	43.92
10.501 - 11.000	9	1,804,991.72	0.93	5.751	100.00	705	73.93	55.32	0.00
11.001 - 11.500	21	6,086,161.84	3.12	5.604	100.00	682	79.06	57.96	6.15
11.501 - 12.000	71	22,492,073.60	11.54	5.893	100.00	686	77.76	49.46	5.36
12.001 - 12.500	80	22,698,839.28	11.64	6.213	100.00	688	78.90	27.04	6.80
12.501 - 13.000	119	36,404,891.26	18.67	6.259	100.00	673	79.34	49.85	13.64
13.001 - 13.500	116	40,822,383.29	20.94	6.506	100.00	669	80.89	50.97	23.72
13.501 - 14.000	107	35,751,845.95	18.34	6.881	100.00	664	82.37	37.54	33.62
14.001 - 14.500	56	17,535,361.96	8.99	7.346	100.00	656	83.49	41.15	37.27
14.501 - 15.000	18	6,359,972.78	3.26	7.799	100.00	658	83.52	31.09	25.94
15.001 - 15.500	5	1,639,820.00	0.84	8.129	100.00	659	80.70	0.00	14.00
15.501 - 16.000	1	433,500.00	0.22	8.590	100.00	613	85.00	0.00	100.00
17.001 - 17.500	1	164,700.00	0.08	10.225	100.00	626	90.00	0.00	100.00
Total:	617	$194,953,993.68	100.00%	6.511%	100.00%	673	80.49%	43.86%	20.47%

Collateral Characteristics – Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	41	$11,291,265.56	5.79%	5.478%	100.00%	700	77.97%	58.49%	13.16%
5.501 - 6.000	127	42,882,571.59	22.00	5.828	100.00	680	78.12	62.01	10.14
6.001 - 6.500	163	52,635,642.92	27.00	6.284	100.00	676	80.67	44.80	17.47
6.501 - 7.000	157	48,094,966.83	24.67	6.781	100.00	666	81.73	33.52	27.02
7.001 - 7.500	77	25,355,457.41	13.01	7.269	100.00	659	81.86	38.55	30.18
7.501 - 8.000	33	10,522,009.37	5.40	7.734	100.00	665	82.27	22.78	26.42
8.001 - 8.500	16	3,281,380.00	1.68	8.216	100.00	664	81.02	4.22	17.31
8.501 - 9.000	2	726,000.00	0.37	8.751	100.00	623	87.01	40.29	100.00
10.001 - 10.500	1	164,700.00	0.08	10.225	100.00	626	90.00	0.00	100.00
Total:	617	$194,953,993.68	100.00%	6.511%	100.00%	673	80.49%	43.86%	20.47%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
13 - 24	448	$149,514,569.53	76.69%	6.543%	100.00%	672	80.81%	42.90%	22.32%
25 - 36	143	38,584,265.71	19.79	6.510	100.00	669	79.59	43.67	14.08
37 >=	26	6,855,158.44	3.52	5.813	100.00	711	78.66	65.67	16.24
Total:	617	$194,953,993.68	100.00%	6.511%	100.00%	673	80.49%	43.86%	20.47%

SAIL 2005-6 Collateral Summary – Group 4

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 4
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	1,367	$313,562,965.36	36.96%	7.383%	100.00%	615	82.51%	56.47%	41.80%
2/13 ARM (Libor)	1	51,000.00	0.01	7.490	100.00	642	85.00	100.00	100.00
2/18 ARM (Libor)	1	177,908.81	0.02	6.450	100.00	665	80.00	100.00	0.00
3/27 ARM (Libor)	400	83,922,082.56	9.89	7.513	100.00	622	83.21	57.19	44.53
5/25 ARM (Libor)	18	3,863,695.25	0.46	6.733	100.00	660	81.98	78.86	55.09
Balloon	734	48,944,722.72	5.77	10.236	0.00	663	99.57	53.06	0.00
Fixed Rate	466	95,272,384.22	11.23	6.937	0.00	649	77.61	70.39	33.36
Subtotal (Non-IO Loans)	2,987	$545,794,758.92	64.33%	7.576%	73.58%	627	83.29%	58.88%	37.09%

Interest-Only Loans:
2/28 ARM (Libor)	701	$221,498,901.92	26.11%	6.756%	100.00%	660	82.64%	47.56%	27.31%
3/27 ARM (Libor)	259	68,862,647.26	8.12	6.628	100.00	668	81.27	46.48	21.82
5/25 ARM (Libor)	26	4,756,069.54	0.56	5.970	100.00	731	78.45	80.76	3.03
6 Month ARM (Libor)	1	180,290.39	0.02	5.375	100.00	745	90.00	100.00	100.00
Fixed Rate	23	7,344,877.78	0.87	6.606	0.00	682	78.47	56.69	26.35
Subtotal (IO Loans):	1,010	$302,642,786.89	35.67%	6.710%	97.57%	664	82.16%	48.09%	25.70%

Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	25	$5,490,769.68	1.81%	6.646%	100.00%	662	79.70%	47.78%	20.27%
36	9	2,649,318.80	0.88	6.752	100.00	690	83.83	48.08	51.08
60	959	290,528,525.24	96.00	6.709	98.24	663	82.24	48.64	25.77
120	17	3,974,173.17	1.31	6.804	43.71	703	79.01	8.39	10.82
Total:	1,010	$302,642,786.89	100.00%	6.710%	97.57%	664	82.16%	48.09%	25.70%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	398	$14,624,145.72	1.72%	9.958%	20.81%	642	94.44%	64.72%	11.37%
50,000.01 - 100,000.00	778	59,022,276.84	6.96	9.043	43.26	645	90.03	58.15	16.88
100,000.01 - 150,000.00	704	87,527,176.61	10.32	7.797	72.62	641	85.09	65.01	30.02
150,000.01 - 200,000.00	485	84,865,129.74	10.00	7.237	85.96	639	81.77	59.07	33.54
200,000.01 - 250,000.00	329	73,433,609.39	8.66	7.134	89.71	639	81.57	59.33	36.52
250,000.01 - 300,000.00	285	77,824,221.79	9.17	6.970	88.70	637	81.04	53.58	35.68
300,000.01 - 350,000.00	150	48,170,427.69	5.68	6.911	93.53	649	82.40	45.71	32.50
350,000.01 - 400,000.00	281	106,048,753.14	12.50	6.889	86.81	639	82.44	51.69	40.67
400,000.01 - 450,000.00	215	91,352,630.50	10.77	6.966	88.88	636	83.03	51.26	37.19
450,000.01 - 500,000.00	151	72,480,167.96	8.54	6.960	88.15	637	81.33	47.08	32.53
500,000.01 - 550,000.00	85	44,834,280.25	5.28	6.931	86.87	651	83.41	45.88	45.90
550,000.01 - 600,000.00	68	39,239,677.75	4.62	7.007	94.15	633	81.97	51.50	33.92
600,000.01 - 650,000.00	28	17,617,660.44	2.08	6.856	82.01	654	79.74	64.22	17.90
650,000.01 >=	40	31,397,387.99	3.70	6.767	77.50	627	76.22	66.69	18.60
Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	3,228	$797,115,700.39	93.95%	7.074%	87.42%	638	81.80%	55.11%	35.15%
2nd Lien	769	51,321,845.42	6.05	10.267	0.00	664	99.78	53.74	0.00
Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	1,706	$411,061,828.22	48.45%	7.147%	79.77%	620	79.76%	57.76%	35.36%
Purchase	2,107	396,383,755.16	46.72	7.415	84.98	662	86.28	50.12	30.35
Rate/Term Refinance	177	39,201,761.59	4.62	7.061	77.38	624	81.06	74.03	32.54
Debt Consolidation	7	1,790,200.84	0.21	6.736	100.00	606	89.92	100.00	100.00
Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	3,384	$735,108,106.39	86.64%	7.206%	80.22%	635	82.73%	56.51%	30.70%
Investment	542	94,994,896.32	11.20	7.758	95.25	674	84.73	49.26	51.88
Second Home	71	18,334,543.10	2.16	7.153	90.96	661	79.73	25.65	28.40
Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	783	$54,692,487.60	6.45%	9.944%	0.09%	661	96.57%	55.69%	3.21%
181 - 240	32	2,661,556.19	0.31	9.978	6.68	662	97.97	68.29	4.99
241 - 360	3,164	782,962,221.99	92.28	7.079	88.98	638	81.89	54.64	35.08
361 - 480	18	8,121,280.03	0.96	6.433	0.00	650	82.27	84.09	44.92
Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	783	$54,692,487.60	6.45%	9.944%	0.09%	661	96.57%	55.69%	3.21%
181 - 240	32	2,661,556.19	0.31	9.978	6.68	662	97.97	68.29	4.99
241 - 360	3,164	782,962,221.99	92.28	7.079	88.98	638	81.89	54.64	35.08
361 - 480	18	8,121,280.03	0.96	6.433	0.00	650	82.27	84.09	44.92
Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,319	$369,139,720.66	43.51%	7.031%	80.59%	641	81.48%	53.24%	29.74%
NY	176	51,679,001.80	6.09	7.320	76.56	640	81.83	33.58	36.39
IL	279	48,750,345.89	5.75	7.785	89.05	637	84.81	58.71	41.82
FL	281	46,943,538.97	5.53	7.644	85.35	631	84.93	51.43	40.40
AZ	206	32,068,747.11	3.78	7.166	83.16	654	84.54	57.54	30.41
NV	118	27,997,399.37	3.30	7.087	91.46	648	83.20	48.93	35.63
MN	162	23,418,690.39	2.76	7.643	85.24	656	87.13	53.81	42.95
NJ	89	22,129,424.69	2.61	7.715	93.48	608	82.53	48.51	51.69
TX	155	19,774,673.33	2.33	7.675	76.85	620	82.82	65.83	20.76
VA	71	19,050,956.06	2.25	7.550	80.82	636	83.59	54.55	34.28
Other	1,141	187,485,047.54	22.10	7.360	81.52	641	84.06	64.73	32.20
Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	169	$35,473,616.11	4.18%	6.733%	66.53%	609	51.14%	60.38%	0.00%
60.01 - 70.00%	238	65,847,635.45	7.76	6.856	78.21	607	66.59	48.64	0.00
70.01 - 80.00%	1,393	357,531,711.90	42.14	6.776	89.11	647	79.07	49.26	0.00
80.01 - 85.00%
With MI:	259	67,346,190.09	7.94	7.066	83.68	622	84.53	58.18	100.00
Without MI:	52	8,897,010.59	1.05	7.843	91.05	569	84.35	63.09	0.00
85.01 - 90.00%
With MI:	466	117,215,622.43	13.82	7.345	88.28	646	89.79	50.95	100.00
Without MI:	104	23,175,805.51	2.73	7.735	99.14	604	89.68	57.36	0.00
90.01 - 95.00%
With MI:	313	73,926,130.29	8.71	7.588	92.32	654	94.83	76.10	100.00
Without MI:	80	16,555,975.68	1.95	7.889	99.67	612	94.78	85.37	0.00
95.01 - 100.00%
With MI:	95	21,693,112.59	2.56	7.750	84.76	678	99.73	73.75	100.00
Without MI:	59	9,452,889.75	1.11	8.476	96.75	631	99.94	58.95	0.00
Subtotal (First Lien):	3,228	$797,115,700.39	93.95%	7.074%	87.42%	638	81.80%	55.11%	35.15%

Second Lien Loans:
70.01 - 80.00%	1	$127,100.00	0.01%	10.450%	0.00%	682	78.12%	0.00%	0.00%
85.01 - 90.00%	2	109,215.74	0.01	10.261	0.00	611	88.37	100.00	0.00
90.01 - 95.00%	24	1,229,499.65	0.14	10.053	0.00	656	94.82	64.15	0.00
95.01 - 100.00%	742	49,856,030.03	5.88	10.272	0.00	664	99.98	53.52	0.00
Subtotal (Second Lien):	769	$51,321,845.42	6.05%	10.267%	0.00%	664	99.78%	53.74%	0.00%

Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	1,297	$314,587,725.89	37.08%	7.303%	85.64%	641	86.17%	61.16%	88.72%
60.01 - 70.00%	243	66,914,581.07	7.89	6.856	77.94	608	67.00	48.14	1.59
70.01 - 80.00%	1,393	357,531,711.90	42.14	6.776	89.11	647	79.07	49.26	0.00
80.01 - 85.00%	52	8,897,010.59	1.05	7.843	91.05	569	84.35	63.09	0.00
85.01 - 90.00%	104	23,175,805.51	2.73	7.735	99.14	604	89.68	57.36	0.00
90.01 - 95.00%	80	16,555,975.68	1.95	7.889	99.67	612	94.78	85.37	0.00
95.01 - 100.00%	59	9,452,889.75	1.11	8.476	96.75	631	99.94	58.95	0.00
Subtotal (First Lien):	3,228	$797,115,700.39	93.95%	7.074%	87.42%	638	81.80%	55.11%	35.15%

Second Lien Loans:
70.01 - 80.00%	1	$127,100.00	0.01%	10.450%	0.00%	682	78.12%	0.00%	0.00%
85.01 - 90.00%	2	109,215.74	0.01	10.261	0.00	611	88.37	100.00	0.00
90.01 - 95.00%	24	1,229,499.65	0.14	10.053	0.00	656	94.82	64.15	0.00
95.01 - 100.00%	742	49,856,030.03	5.88	10.272	0.00	664	99.98	53.52	0.00
Subtotal (Second Lien):	769	$51,321,845.42	6.05%	10.267%	0.00%	664	99.78%	53.74%	0.00%

Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	166	$34,464,016.11	4.06%	6.746%	66.42%	607	51.01%	60.69%	0.00%
60.01 - 70.00%	224	61,572,378.08	7.26	6.857	76.70	602	66.51	51.54	0.00
70.01 - 80.00%	581	154,253,930.08	18.18	7.050	79.12	618	77.76	49.73	0.00
80.01 - 85.00%
With MI:	251	66,510,815.09	7.84	7.056	83.61	622	84.53	58.32	100.00
Without MI:	42	8,476,143.36	1.00	7.543	90.61	577	83.77	58.03	0.00
85.01 - 90.00%
With MI:	450	113,579,066.72	13.39	7.306	87.90	646	89.77	51.65	100.00
Without MI:	139	32,796,011.81	3.87	7.292	96.04	626	85.40	47.00	0.00
90.01 - 95.00%
With MI:	312	72,954,282.02	8.60	7.591	92.25	653	94.73	75.16	100.00
Without MI:	167	37,668,854.32	4.44	7.430	99.85	643	86.23	52.21	0.00
95.01 - 100.00%
With MI:	120	27,136,891.57	3.20	7.846	87.40	674	98.11	69.54	100.00
Without MI:	776	187,703,311.23	22.12	6.647	96.67	667	81.01	52.64	0.00
Subtotal (First Lien):	3,228	$797,115,700.39	93.95%	7.074%	87.42%	638	81.80%	55.11%	35.15%

Second Lien Loans:
70.01 - 80.00%	1	$127,100.00	0.01%	10.450%	0.00%	682	78.12%	0.00%	0.00%
85.01 - 90.00%	2	109,215.74	0.01	10.261	0.00	611	88.37	100.00	0.00
90.01 - 95.00%	24	1,229,499.65	0.14	10.053	0.00	656	94.82	64.15	0.00
95.01 - 100.00%	742	49,856,030.03	5.88	10.272	0.00	664	99.98	53.52	0.00
Subtotal (Second Lien):	769	$51,321,845.42	6.05%	10.267%	0.00%	664	99.78%	53.74%	0.00%

Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	3	$190,234.62	0.02%	9.128%	100.00%	N/A	67.47%	57.79%	0.00%
500 - 520	115	25,948,506.94	3.06	8.144	98.95	510	74.62	71.58	12.20
521 - 540	112	24,126,477.72	2.84	8.051	91.90	531	75.33	55.84	20.91
541 - 560	189	42,755,217.73	5.04	7.739	94.13	551	78.48	59.19	32.27
561 - 580	204	48,319,089.36	5.70	7.470	91.67	571	79.61	65.95	36.43
581 - 600	415	88,662,011.56	10.45	7.367	86.16	591	82.19	77.35	25.63
601 - 620	400	86,598,947.31	10.21	7.355	80.08	611	83.66	66.48	39.56
621 - 640	495	102,525,175.22	12.08	7.150	78.08	631	83.25	59.57	36.98
641 - 660	561	115,097,598.08	13.57	7.281	77.15	650	84.71	46.69	34.65
661 - 680	481	96,524,572.60	11.38	7.154	78.97	670	84.35	43.58	32.68
681 - 700	424	86,297,376.78	10.17	7.041	83.14	691	84.02	40.28	28.64
701 - 720	221	49,118,682.55	5.79	6.928	79.73	710	85.05	43.62	39.23
721 - 740	176	39,545,404.60	4.66	6.989	74.30	729	86.11	53.03	41.79
741 - 760	93	19,338,233.09	2.28	6.790	77.10	751	83.12	47.07	24.88
761 - 780	68	14,248,676.74	1.68	6.787	75.75	770	82.69	29.83	32.73
781 >=	40	9,141,340.91	1.08	6.831	81.70	792	85.20	44.23	46.68
Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	2,807	$599,065,347.96	70.61%	7.248%	81.52%	636	82.65%	55.58%	33.09%
PUD	532	122,044,252.21	14.38	7.198	85.15	646	83.38	57.24	29.14
2-4 Family	282	63,778,552.11	7.52	7.463	84.89	649	83.68	45.15	42.36
Condo	337	58,585,908.67	6.91	7.384	81.94	655	83.81	52.05	30.39
Manufactured Housing	39	4,963,484.86	0.59	7.342	49.48	640	78.56	96.15	31.61
Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$122,564,049.23	$36,594,336.42	$370,254,634.21	$5,648,847.42	$0.00	$0.00	$535,061,867.28
3/27 ARM (Libor)	75,366,820.54	2,238,922.06	3,076,323.20	72,102,664.02	0.00	0.00	152,784,729.82
Fixed Rate	17,438,160.85	7,674,128.02	426,094.53	76,918,766.65	0.00	160,111.95	102,617,262.00
Balloon	15,948,421.83	2,165,500.52	4,663,580.73	26,167,219.64	0.00	0.00	48,944,722.72
5/25 ARM (Libor)	4,291,328.40	0.00	229,500.00	4,098,936.39	0.00	0.00	8,619,764.79
6 Month Libor ARM	180,290.39	0.00	0.00	0.00	0.00	0.00	180,290.39
2/18 ARM (Libor)	0.00	0.00	177,908.81	0.00	0.00	0.00	177,908.81
2/13 ARM (Libor)	0.00	0.00	51,000.00	0.00	0.00	0.00	51,000.00
Total:	$235,789,071.24	$48,672,887.02	$378,879,041.48	$184,936,434.12	$0.00	$160,111.95	$848,437,545.81

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	22.91%	6.84%	69.20%	1.06%	0.00%	0.00%	63.06%
3/27 ARM (Libor)	49.33	1.47	2.01	47.19	0.00	0.00	18.01
Fixed Rate	16.99	7.48	0.42	74.96	0.00	0.16	12.09
Balloon	32.58	4.42	9.53	53.46	0.00	0.00	5.77
5/25 ARM (Libor)	49.78	0.00	2.66	47.55	0.00	0.00	1.02
6 Month Libor ARM	100.00	0.00	0.00	0.00	0.00	0.00	0.02
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.02
2/13 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
Total:	27.79%	5.74%	44.66%	21.80%	0.00%	0.02%	100.00%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,252	$523,779,977.36	61.73%	7.058%	79.62%	637	81.98%	55.80%	32.41%
None	1,191	235,789,071.24	27.79	7.678	85.84	647	83.95	50.93	33.65
2% of UPB	191	33,335,188.53	3.93	7.436	90.58	646	86.04	59.20	44.15
1% of Amount Prepaid	202	20,281,616.61	2.39	8.079	78.13	631	87.45	68.03	33.53
2% of Amount Prepaid	33	9,168,900.33	1.08	7.129	83.25	606	82.30	63.23	38.93
Other	128	26,082,791.74	3.07	6.938	91.16	653	84.18	58.35	22.94
Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	2,321	$466,902,566.86	55.03%	7.135%	79.18%	629	83.60%	100.00%	36.66%
Stated	1,369	300,024,673.76	35.36	7.565	83.73	646	82.72	0.00	32.30
Limited	264	68,591,466.44	8.08	6.917	93.74	676	80.10	0.00	15.01
No Documentation	43	12,918,838.75	1.52	6.976	90.36	686	75.87	0.00	14.13
Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
Not available	1	$185,600.00	0.02%	6.250%	100.00%	688	80.00%	100.00%	0.00%
0.01 to 5.00	3	1,252,700.00	0.15	6.272	46.12	614	84.01	100.00	64.88
5.01 to 10.00	16	4,053,860.49	0.48	7.416	81.33	622	82.30	100.00	36.68
10.01 to 15.00	21	3,821,563.48	0.45	7.377	60.11	645	80.99	100.00	54.43
15.01 to 20.00	57	10,871,455.22	1.28	7.082	81.79	629	80.97	100.00	34.59
20.01 to 25.00	98	18,236,758.27	2.15	7.176	83.89	637	81.67	100.00	42.72
25.01 to 30.00	166	30,470,966.10	3.59	7.064	81.41	642	81.11	100.00	29.03
30.01 to 35.00	248	45,254,821.56	5.33	7.089	76.79	624	82.77	100.00	39.56
35.01 to 40.00	343	64,658,471.35	7.62	7.077	77.62	631	82.61	100.00	35.97
40.01 to 45.00	506	100,347,353.04	11.83	7.036	81.65	636	84.87	100.00	38.94
45.01 to 50.00	624	129,236,846.94	15.23	7.256	79.88	628	85.24	100.00	35.33
50.01 to 55.00	235	57,572,467.74	6.79	7.156	75.49	614	82.08	100.00	35.60
55.01 to 60.00	3	939,702.67	0.11	7.315	84.05	595	89.23	100.00	0.00
Subtotal (Full Doc):	2,321	$466,902,566.86	55.03%	7.135%	79.18%	629	83.60%	100.00%	36.66%

Non-Full Doc Loans:
Not available	67	$19,770,512.16	2.33%	7.045%	89.47%	683	76.91%	0.00%	16.31%
0.01 to 5.00	3	189,377.22	0.02	9.500	80.78	590	61.58	0.00	0.00
10.01 to 15.00	16	2,832,478.96	0.33	7.471	100.00	668	80.67	0.00	30.76
15.01 to 20.00	21	3,483,268.28	0.41	7.474	95.80	656	79.36	0.00	21.31
20.01 to 25.00	51	8,763,508.04	1.03	7.697	86.77	662	83.23	0.00	48.55
25.01 to 30.00	106	19,785,471.39	2.33	7.517	83.80	648	80.03	0.00	30.70
30.01 to 35.00	168	38,975,708.02	4.59	7.313	88.02	650	81.14	0.00	34.74
35.01 to 40.00	269	57,006,617.42	6.72	7.461	87.03	649	81.08	0.00	26.79
40.01 to 45.00	442	100,594,751.88	11.86	7.412	87.22	655	82.91	0.00	28.68
45.01 to 50.00	469	112,471,713.77	13.26	7.490	81.78	650	83.28	0.00	27.11
50.01 to 55.00	62	16,517,071.81	1.95	7.446	85.96	643	83.12	0.00	34.54
55.01 to 60.00	2	1,144,500.00	0.13	7.179	100.00	536	66.92	0.00	0.00
Subtotal (Non-Full Doc):	1,676	$381,534,978.95	44.97%	7.428%	85.75%	653	82.02%	0.00%	28.57%

Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	76	$24,407,661.72	2.88%	5.347%	100.00%	675	77.14%	74.23%	10.85%
5.501 to 6.000	312	91,682,012.07	10.81	5.853	100.00	665	78.97	66.86	18.65
6.001 to 6.500	365	103,377,306.54	12.18	6.302	100.00	654	79.60	57.30	21.42
6.501 to 7.000	511	144,437,605.30	17.02	6.794	100.00	644	81.61	47.58	32.98
7.001 to 7.500	401	102,690,157.23	12.10	7.286	100.00	632	84.28	49.75	48.24
7.501 to 8.000	439	105,690,693.64	12.46	7.798	100.00	617	84.71	50.79	46.90
8.001 to 8.500	251	57,939,186.11	6.83	8.287	100.00	612	84.66	45.46	44.46
8.501 to 9.000	251	43,238,496.55	5.10	8.752	100.00	604	87.48	51.43	50.94
9.001 to 9.500	88	13,705,081.00	1.62	9.272	100.00	601	88.99	42.90	52.63
9.501 to 10.000	52	6,225,800.47	0.73	9.706	100.00	584	85.33	32.64	38.67
10.001 to 10.500	18	2,321,461.56	0.27	10.224	100.00	587	87.33	23.55	18.30
10.501 to 11.000	6	539,250.00	0.06	10.784	100.00	554	74.27	76.19	0.00
Greater than 11.000	4	620,848.90	0.07	11.652	100.00	581	84.51	17.88	0.00
Subtotal (ARM Loans):	2,774	$696,875,561.09	82.14%	7.111%	100.00%	636	82.48%	53.05%	35.37%

Fixed Rate Loans:
Less than 5.501	2	$751,000.00	0.09%	5.418%	0.00%	686	66.01%	100.00%	0.00%
5.501 to 6.000	61	19,736,741.14	2.33	5.946	0.00	670	74.83	77.11	23.23
6.001 to 6.500	106	29,378,796.07	3.46	6.337	0.00	657	75.30	72.76	30.53
6.501 to 7.000	96	23,994,991.97	2.83	6.784	0.00	649	75.01	65.35	27.70
7.001 to 7.500	42	8,620,989.50	1.02	7.330	0.00	655	82.24	67.44	55.27
7.501 to 8.000	48	7,353,894.20	0.87	7.744	0.00	630	81.75	59.27	46.10
8.001 to 8.500	32	4,017,374.60	0.47	8.342	0.00	622	82.99	47.42	39.33
8.501 to 9.000	54	5,588,464.42	0.66	8.832	0.00	653	91.99	78.39	37.87
9.001 to 9.500	125	9,202,247.23	1.08	9.295	0.00	680	96.62	80.36	8.46
9.501 to 10.000	169	11,050,097.18	1.30	9.857	0.00	669	99.06	60.35	4.87
10.001 to 10.500	198	13,111,733.21	1.55	10.312	0.00	665	99.33	38.31	2.32
10.501 to 11.000	158	10,920,667.09	1.29	10.787	0.00	647	99.29	35.51	0.39
Greater than 11.000	132	7,834,988.11	0.92	11.431	0.00	618	99.17	60.56	0.00
Subtotal (Fixed Rate):	1,223	$151,561,984.72	17.86%	7.986%	0.00%	655	84.74%	64.13%	22.25%

Total:	3,997	$848,437,545.81	100.00%	7.267%	82.14%	640	82.89%	55.03%	33.02%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	29	$5,190,603.35	0.74%	5.857%	100.00%	738	79.49%	70.41%	13.10%
3.001 - 3.500	13	3,228,170.11	0.46	6.127	100.00	681	67.89	41.19	11.85
3.501 - 4.000	27	9,931,860.02	1.43	5.638	100.00	661	73.79	62.19	5.07
4.001 - 4.500	89	20,482,748.35	2.94	6.468	100.00	654	80.00	54.21	25.12
4.501 - 5.000	479	123,815,446.71	17.77	6.870	100.00	653	79.70	43.62	19.44
5.001 - 5.500	578	161,607,921.49	23.19	7.000	100.00	626	82.72	56.70	43.07
5.501 - 6.000	922	234,475,456.59	33.65	7.198	100.00	643	85.58	58.16	49.02
6.001 - 6.500	379	87,095,437.33	12.50	7.304	100.00	624	79.66	36.87	16.49
6.501 - 7.000	156	33,670,302.94	4.83	7.819	100.00	591	78.36	63.37	27.70
7.001 - 7.500	37	6,858,333.20	0.98	8.191	100.00	607	88.42	62.50	39.56
7.501 - 8.000	29	6,095,732.00	0.87	8.443	100.00	608	93.31	70.83	51.73
8.001 - 8.500	12	1,455,975.00	0.21	8.884	100.00	611	93.97	52.05	47.21
8.501 - 9.000	15	1,749,849.00	0.25	8.888	100.00	597	96.26	83.00	20.66
9.001 - 9.500	7	1,091,815.00	0.16	9.313	100.00	588	98.23	95.44	45.86
9.501 - 10.000	2	125,910.00	0.02	9.843	100.00	600	95.72	100.00	42.82
Total:	2,774	$696,875,561.09	100.00%	7.111%	100.00%	636	82.48%	53.05%	35.37%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	1	$180,290.39	0.03%	5.375%	100.00%	745	90.00%	100.00%	100.00%
1.500	14	4,774,241.08	0.69	6.664	100.00	650	80.78	50.05	52.42
2.000	295	68,795,166.05	9.87	6.849	100.00	668	79.24	33.66	8.32
3.000	2,430	615,536,616.80	88.33	7.156	100.00	632	82.89	55.21	38.55
5.000	22	3,939,335.92	0.57	5.903	100.00	744	78.76	84.70	4.02
6.000	8	2,002,910.85	0.29	6.617	100.00	699	79.66	27.35	13.37
7.000	4	1,647,000.00	0.24	6.154	100.00	704	82.13	15.54	21.31
Total:	2,774	$696,875,561.09	100.00%	7.111%	100.00%	636	82.48%	53.05%	35.37%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	2,507	$634,064,073.09	90.99%	7.142%	100.00%	633	82.94%	55.45%	38.42%
1.500	14	4,774,241.08	0.69	6.664	100.00	650	80.78	50.05	52.42
2.000	253	58,037,246.92	8.33	6.809	100.00	673	77.65	27.07	0.64
Total:	2,774	$696,875,561.09	100.00%	7.111%	100.00%	636	82.48%	53.05%	35.37%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.001 - 10.500	9	$1,737,491.54	0.25%	5.827%	100.00%	745	76.72%	66.74%	9.10%
10.501 - 11.000	17	3,439,509.44	0.49	5.408	100.00	702	75.32	74.08	0.00
11.001 - 11.500	46	13,634,411.70	1.96	5.562	100.00	676	76.36	66.95	6.52
11.501 - 12.000	120	34,203,980.48	4.91	5.920	100.00	660	78.87	56.20	15.45
12.001 - 12.500	188	53,567,482.16	7.69	6.155	100.00	659	79.01	46.32	16.40
12.501 - 13.000	360	106,592,366.58	15.30	6.280	100.00	657	80.12	58.10	25.27
13.001 - 13.500	318	89,056,398.54	12.78	6.640	100.00	645	81.06	60.04	31.73
13.501 - 14.000	466	125,938,095.04	18.07	7.059	100.00	635	82.74	48.37	36.01
14.001 - 14.500	351	86,772,152.02	12.45	7.463	100.00	626	83.99	51.73	44.90
14.501 - 15.000	370	83,424,044.83	11.97	7.906	100.00	614	84.89	55.74	49.63
15.001 - 15.500	193	44,013,728.47	6.32	8.331	100.00	609	87.06	50.13	54.38
15.501 - 16.000	203	35,160,124.16	5.05	8.793	100.00	606	86.80	49.35	50.17
16.001 - 16.500	75	12,123,204.96	1.74	9.318	100.00	601	87.88	33.74	53.47
16.501 - 17.000	36	4,405,826.94	0.63	9.734	100.00	594	86.85	17.16	47.96
17.001 - 17.500	14	1,775,045.33	0.25	10.215	100.00	600	87.06	19.77	15.21
17.501 - 18.000	4	410,850.00	0.06	10.810	100.00	557	73.43	100.00	0.00
18.001 - 18.500	3	222,948.90	0.03	11.299	100.00	518	74.71	49.78	0.00
18.501 - 19.000	1	397,900.00	0.06	11.850	100.00	616	90.00	0.00	0.00
Total:	2,774	$696,875,561.09	100.00%	7.111%	100.00%	636	82.48%	53.05%	35.37%

Collateral Characteristics – Group 4 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	80	$22,934,430.28	3.29%	5.454%	100.00%	686	76.97%	70.13%	9.36%
5.501 - 6.000	301	90,455,864.17	12.98	5.830	100.00	663	79.00	69.60	19.52
6.001 - 6.500	375	106,090,093.85	15.22	6.284	100.00	654	79.66	56.02	21.32
6.501 - 7.000	511	144,924,379.20	20.80	6.795	100.00	644	81.57	47.54	32.85
7.001 - 7.500	401	102,644,475.36	14.73	7.287	100.00	631	84.29	50.00	47.99
7.501 - 8.000	438	105,556,193.64	15.15	7.799	100.00	617	84.69	50.73	46.96
8.001 - 8.500	250	57,746,986.11	8.29	8.287	100.00	611	84.65	45.44	44.23
8.501 - 9.000	250	43,110,696.55	6.19	8.752	100.00	604	87.47	51.58	51.09
9.001 - 9.500	88	13,705,081.00	1.97	9.272	100.00	601	88.99	42.90	52.63
9.501 - 10.000	52	6,225,800.47	0.89	9.706	100.00	584	85.33	32.64	38.67
10.001 - 10.500	18	2,321,461.56	0.33	10.224	100.00	587	87.33	23.55	18.30
10.501 - 11.000	6	539,250.00	0.08	10.784	100.00	554	74.27	76.19	0.00
11.001 - 11.500	3	222,948.90	0.03	11.299	100.00	518	74.71	49.78	0.00
11.501 - 12.000	1	397,900.00	0.06	11.850	100.00	616	90.00	0.00	0.00
Total:	2,774	$696,875,561.09	100.00%	7.111%	100.00%	636	82.48%	53.05%	35.37%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	4	$753,249.43	0.11%	7.207%	100.00%	648	77.35%	53.63%	48.21%
13 - 24	2,055	531,587,527.05	76.28	7.121	100.00	634	82.57	52.79	35.76
25 - 36	668	155,288,737.82	22.28	7.116	100.00	643	82.35	52.51	34.60
37 >=	47	9,246,046.79	1.33	6.427	100.00	698	80.32	77.51	24.58
Total:	2,774	$696,875,561.09	100.00%	7.111%	100.00%	636	82.48%	53.05%	35.37%